December 31, 1997

                                     PHOENIX
                                         FUNDS



                                 ANNUAL REPORT

                                        Phoenix Duff &
                                        Phelps Institutional
                                        Mutual Funds

                                        [ARROW] BALANCED PORTFOLIO
                                        [ARROW] MANAGED BOND PORTFOLIO
                                        [ARROW] GROWTH STOCK PORTFOLIO
                                        [ARROW] MONEY MARKET PORTFOLIO
                                        [ARROW] U.S. GOVERNMENT
                                                SECURITIES PORTFOLIO
                                        [ARROW] ENHANCED RESERVES
                                                PORTFOLIO
[PHOENIX
 DUFF&PHELPS LOGO]

                               Table of Contents

                                                                          Page
           Institutional Balanced Portfolio ............................   1
           Institutional Managed Bond Portfolio ........................  10
           Institutional Growth Stock Portfolio ........................  18
           Institutional Money Market Portfolio ........................  25
           Institutional U.S. Government Securities Portfolio ..........  31
           Institutional Enhanced Reserves Portfolio ...................  37
           Notes to Financial Statements ...............................  44

INSTITUTIONAL BALANCED PORTFOLIO

INVESTMENT ADVISER'S REPORT

     The Institutional Balanced Portfolio posted double-digit gains last year. For the 12 months ended December 31, 1997, the Fund's Class X and Y shares returned 18.80% and 18.50%, respectively. The Fund's benchmark, a composite consisting of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury bills, returned 21.95% over this same reporting cycle. All performance figures assume reinvestment of dividends and are net of fees.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     Positive contributors to overall results during 1997 included strong stock selection in the consumer staples, energy and capital goods sectors, in addition to our modest overweighting in the strongly performing financial services sector. With interest rates trending downward since mid-April, our decision to raise the average duration of the Portfolio's bond holdings also boosted returns. Areas that held back performance during this period included the relative underperformance of some of our technology and health-care holdings as well as our underweighted position in communication services.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices. While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

Institutional Balanced Portfolio
--------------------------------------------------------------------------------



[LINE CHART]

Institutional Balanced Portfolio

               Institutional
                 Balanced
                 Portfolio     Balanced
                 -- Class X    Benchmark*
               ------------    ----------
5/17/91         5,000,000      5,000,000
12/31/91        6,198,010      5,463,100
12/31/92        6,827,720      5,858,280
12/31/93        7,393,660      6,399,970
12/31/94        7,164,710      6,412,250
12/31/95        8,835,460      8,168,200
12/31/96        9,794,900      9,327,630
12/31/97       11,636,600     11,375,300

[/LINE CHART]



Average Annual Total Returns for Periods
Ending 12/31/97

                                                     From Inception
                                                       5/17/91 to
                           1 Year       5 Years         12/31/97
-------------------------------------------------------------------
Class X                     18.80%        11.25%        13.59%
-------------------------------------------------------------------
Class Y                     18.50%        10.97%        13.30%
-------------------------------------------------------------------
Balanced Benchmark*         21.95%        14.19%        13.28%**
-------------------------------------------------------------------

     This chart assumes an intial gross investment of $5,000,000 made on 5/17/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



 * The Balanced Benchmark is calculated by Frank Russell Company based on the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury Bills.


 ** Balanced Benchmark from 5/31/91 to 12/31/97.

Institutional Balanced Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                                       MOODY'S
                                                                         BOND           PAR
                                                                        RATING         VALUE
                                                                     (Unaudited)       (000)            VALUE
                                                                   --------------- ------------   ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES--4.4%
U.S. Treasury Notes--4.4%
  U.S. Treasury Notes 6%, 8/15/00 ................................ Aaa                $   80      $  80,575
  U.S. Treasury Notes 6.625%,
    6/30/01 ...................................................... Aaa                 1,200      1,233,750
                                                                                                  ---------
                                                                                                  1,314,325
                                                                                                  ---------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $1,276,297) .................................................................   1,314,325
                                                                                                  ---------
MUNICIPAL BONDS--6.2%
California--1.9%
  California State Department Water
    System Series S 5%, 12/1/29 .................................. Aa                     60         58,336
  L.A. County Public Works
    Financing Authority Series A
    5.125%, 12/1/29 .............................................. Aaa                    90         88,423
  Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06 ........................................ Aaa                   100        104,037
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.87%, 8/1/08 ................................................ Aaa                    50         51,969
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.94%, 8/1/09 ................................................ Aaa                   135        141,224
  Ventura County Pension
    Obligation Taxable 6.54%,
    11/1/05 ...................................................... Aaa                   125        127,430
                                                                                                  ---------
                                                                                                    571,419
                                                                                                  ---------
Florida--0.9%
  Florida State Department of
    Transportation Series A 5%,
    7/1/27 ....................................................... Aa                     75         72,986
  University of Miami Exchangeable
    Revenue Series A Taxable
    7.65%, 4/1/20 ................................................ Aaa                   180        189,992
                                                                                                  ---------
                                                                                                    262,978
                                                                                                  ---------
Massachusetts--0.3%
  Massachusetts State Water Authority
    Series D 5%, 8/1/24 .......................................... Aaa                    75         72,861
                                                                                                  ---------
Texas--0.3%
  Houston Water & Sewer
    Refunding, Jr. Lien, Series D
    5%, 12/1/25 .................................................. Aaa                    90         88,026
                                                                                                  ---------
Virginia--2.5%
  Newport News Series B Taxable
    7.05%, 1/15/25 ............................................... Aa                    750        756,683
                                                                                                  ---------
Washington--0.3%
  Washington State Series E Taxable
    5%, 7/1/22 ................................................... Aa                     90         88,512
                                                                                                  ---------
TOTAL MUNICIPAL BONDS
 (Identified cost $1,798,934) .................................................................   1,840,479
                                                                                                  ---------


                                                                       MOODY'S
                                                                         BOND           PAR
                                                                        RATING         VALUE
                                                                     (Unaudited)       (000)            VALUE
                                                                   --------------- ------------   ----------------
NON-CONVERTIBLE BONDS--11.7%
Asset-Backed Securities--2.6%
  AESOP Funding II LLC 144A
    97-1, A2 6.40%, 10/20/03 (c) ................................. Aaa                $  250      $ 252,031
  Capita Equipment Receivables
    Trust 97-1, B 6.45%, 8/15/02 ................................. Aa                    120        120,188
  Chase Credit Card Master Trust
    97-2, A 6.30%, 4/15/03 ....................................... Aaa                   150        151,107
  Fleetwood Credit Corp. 96-B, A
    6.90%, 3/15/12 ............................................... Aaa                   146        146,829
  Green Tree Financial Corp. 96-2,
    M1 7.60%, 4/15/27 ............................................ Aa                    100        104,313
                                                                                                  ---------
                                                                                                    774,468
                                                                                                  ---------
Non-Agency Mortgage-Backed Securities--8.8%
  CS First Boston Mortgage
    Securities Corp. 95-AE, B
    7.182%, 11/25/27 ............................................. AA-(d)                190        191,306
  DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    3/13/28 (c) .................................................. Aaa                    75         79,430
  First Union Lehman Bros. 97-C1,
    B 7.43%, 4/18/29 ............................................. Aa                    275        287,977
  G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, 5/25/26 .................................. AA(d)                 245        247,382
  Lehman Large Loan 97-LL1, B
    6.95%, 3/12/07 ............................................... Aa                    325        332,871
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05 .............................................. AA(d)                 250        265,859
  Residential Asset Securitization
    Trust 96-A8, A1 8%, 12/25/26 ................................. AAA(d)                198        200,868
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26 ...................................................... AAA(d)                500        506,094
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11 ...................................................... AAA(d)                279        280,918
  Resolution Trust Corp. 93-C1, B
    8.75%, 5/25/24 ............................................... Aa                     92         91,999
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ..................................... AA+(d)                135        132,311
                                                                                                  ---------
                                                                                                  2,617,015
                                                                                                  ---------
Truckers--0.3%
  Teekay Shipping Corp. 8.32%,
    2/1/08 ....................................................... Ba                    100        102,000
                                                                                                  ---------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $3,434,573) ..............................................................      3,493,483
                                                                                                  ---------
FOREIGN GOVERNMENT SECURITIES--8.1%
Argentina--0.6%
  Republic of Argentina Bearer FRB
    6.688%, 3/31/05 (e) .......................................... Ba                    202        180,180
                                                                                                  ---------

                       See Notes to Financial Statements
                                                                               3

Institutional Balanced Portfolio
--------------------------------------------------------------------------------


                                               MOODY'S
                                                 BOND       PAR
                                                RATING     VALUE
                                             (Unaudited)   (000)        VALUE
                                            ------------- -------   ------------
Brazil--0.6%
  Republic of Brazil NMB-L Bearer
    6.75%, 4/15/09 (e) .................... B             $235      $ 189,909
                                                                    ---------
Bulgaria--0.3%
  Republic of Bulgaria FLIRB RegA
    2.25%, 7/28/12 (e) .................... B              155         94,356
                                                                    ---------
Colombia--0.6%
  Republic of Colombia 7.25%,
    2/15/03 ............................... Baa            190        184,300
                                                                    ---------
Croatia--0.3%
  Croatia Series A 6.625%,
    7/31/10 (e) ........................... Baa            105         92,400
                                                                    ---------
Ecuador--0.6%
  Ecuador Bearer PDI Euro,
    PIK interest capitalization
    6.688%, 2/27/15 (e) ................... B              257        170,551
                                                                    ---------
Mexico--1.1%
  United Mexican States Global
    Bond 11.50%, 5/15/26 .................. Ba             265        313,561
                                                                    ---------
Panama--0.6%
  Panama 8.875%, 9/30/27 .................. Ba             200        188,200
                                                                    ---------
Peru--0.6%
  Peru PDI 4%, 3/7/17 (e) ................. BB(d)          250        164,375
                                                                    ---------
Poland--0.8%
  Poland Bearer PDI 4%,
    10/27/14 (e) .......................... Baa            280        242,550
                                                                    ---------
Russia--1.4%
  Russia Interest Notes Series US
    144A 6.719%, 12/15/15 (c) (e) ......... NR             575        408,250
                                                                    ---------
Venezuela--0.6%
  Republic of Venezuela 9.25%,
    9/15/27 ............................... Ba             215        192,291
                                                                    ---------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $2,332,058)....................................   2,420,923
                                                                    ---------
FOREIGN NON-CONVERTIBLE BONDS--0.6%
Chile--0.6%
  Compania Sud Americana de
    Vapores SA 7.375%, 12/8/03 ............ BBB(d)          30         29,813
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (c) .................... BBB(d)         150        151,926
                                                                    ---------
                                                                      181,739
                                                                    ---------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $179,414) .....................................     181,739
                                                                    ---------


                                                     SHARES
                                                    --------
COMMON STOCKS--55.1%
Banks (Major Regional)--4.6%
  AmSouth Bancorporation ......................      1,200        65,175
  Banc One Corp. ..............................      5,200       282,425


                                                     SHARES        VALUE
                                                    --------   ------------
Banks (Major Regional)--continued
  BankBoston Corp. ..............................    3,200     $ 300,600
  Compass Bankshares, Inc. ......................    1,000        43,750
  Mellon Bank Corp. .............................    3,150       190,969
  NationsBank Corp. .............................    3,000       182,438
  Southtrust Corp. ..............................    1,600       101,500
  Washington Mutual, Inc. .......................    3,000       191,437
                                                               ---------
                                                               1,358,294
                                                               ---------
Banks (Money Center)--1.3%
  BankAmerica Corp. .............................    3,400       248,200
  Citicorp ......................................    1,200       151,725
                                                               ---------
                                                                 399,925
                                                               ---------
Biotechnology--0.3%
  Centocor, Inc. (b) ............................    3,100       103,075
                                                               ---------
Broadcasting (Television, Radio, & Cable)--0.3%
  Chancellor Media Corp. (b) ....................    1,200        89,550
                                                               ---------
Chemicals (Specialty)--0.4%
  Solutia, Inc. (b) .............................    4,200       112,087
                                                               ---------
Communications Equipment--1.7%
  Ciena Corp. (b) ...............................    4,800       293,400
  Lucent Technologies, Inc. .....................    2,700       215,663
                                                               ---------
                                                                 509,063
                                                               ---------
Computers (Hardware)--3.2%
  International Business Machines Corp. .........    9,000       941,062
                                                               ---------
Computers (Networking)--0.4%
  Cisco Systems, Inc. (b) .......................    2,400       133,800
                                                               ---------
Computers (Peripherals)--0.3%
  EMC Corp. (b) .................................    3,400        93,287
                                                               ---------
Computers (Software & Services)--3.8%
  Adaptec, Inc. (b) .............................    7,600       282,150
  BMC Software, Inc. (b) ........................    6,300       413,438
  Compuware Corp. (b) ...........................    9,100       291,200
  Edwards (J.D.) & Co. (b) ......................    3,300        97,350
  Yahoo!, Inc. (b) ..............................      700        48,475
                                                               ---------
                                                               1,132,613
                                                               ---------
Distributors (Food & Health)--1.0%
  Cardinal Health, Inc. .........................    3,850       289,231
                                                               ---------
Electrical Equipment--1.1%
  General Electric Co. ..........................    4,500       330,187
                                                               ---------
Electronics (Instrumentation)--0.3%
  Linear Technology Corp. .......................    1,400        80,675
                                                               ---------
Electronics (Semiconductors)--1.4%
  National Semiconductor Corp. (b) ..............   10,200       264,563
  Texas Instruments, Inc. .......................    3,600       162,000
                                                               ---------
                                                                 426,563
                                                               ---------
Entertainment--1.0%
  Tele-Comm Liberty Media Group (b) .............    7,900       286,375
                                                               ---------
Financial (Diversified)--0.6%
  American Express Co. ..........................    2,000       178,500
                                                               ---------
Health Care (Diversified)--2.2%
  Bristol-Myers Squibb Co. ......................    3,150       298,069
  Warner-Lambert Co. ............................    2,800       347,200
                                                               ---------
                                                                 645,269
                                                               ---------

                        See Notes to Financial Statements
4

Institutional Balanced Portfolio
--------------------------------------------------------------------------------



                                                         SHARES               VALUE
                                                   ------------------   ----------------
Health Care (Drugs-Major Pharmaceuticals)--3.2%
  Lilly (Eli) & Co. ............................          2,100         $  146,213
  Pfizer, Inc. .................................          8,200            611,412
  Watson Pharmaceuticals, Inc. (b) .............          5,700            184,894
                                                                        ----------
                                                                           942,519
                                                                        ----------
Health Care (Hospital Management)--1.0%
  HBO & Co. ....................................          6,500            312,000
                                                                        ----------
Health Care (Long Term Care)--0.7%
  HEALTHSOUTH Corp. (b) ........................          7,000            194,250
                                                                        ----------
Health Care (Medical Products & Supplies)--1.7%
  Guidant Corp. ................................          4,900            305,025
  Medtronic, Inc. ..............................          3,700            193,556
                                                                        ----------
                                                                           498,581
                                                                        ----------
Household Furn. & Appliances--0.6%
  Sunbeam Corp., Inc. ..........................          4,500            189,563
                                                                        ----------
Household Products (Non-Durables)--0.7%
  Colgate-Palmolive Co. ........................          2,900            213,150
                                                                        ----------
Insurance (Life/Health)--0.3%
  UNUM Corp. ...................................          1,900            103,313
                                                                        ----------
Insurance (Multi-Line)--1.0%
  ReliaStar Financial Corp. ....................            600             24,713
  Travelers Group, Inc. ........................          5,300            285,537
                                                                        ----------
                                                                           310,250
                                                                        ----------
Insurance (Property-Casualty)--0.9%
  Allstate Corp. ...............................          2,950            268,081
                                                                        ----------
Investment Banking/Brokerage--0.3%
  Merrill Lynch & Co., Inc. ....................          1,250             91,172
                                                                        ----------
Machinery (Diversified)--0.7%
  Deere & Co. ..................................          3,500            204,094
                                                                        ----------
Manufacturing (Diversified)--1.7%
  Tyco International Ltd. ......................         11,300            509,206
                                                                        ----------
Oil (Domestic Integrated)--1.1%
  Tosco Corp. ..................................          8,500            321,406
                                                                        ----------
Oil & Gas (Drilling & Equipment)--5.0%
  BJ Services Co. (b) ..........................          2,500            179,844
  Cooper Cameron Corp. (b) .....................          1,200             73,200
  Diamond Offshore Drilling, Inc. ..............          3,600            173,250
  Halliburton Co. ..............................          6,100            316,819
  Nabors Industries, Inc. (b) ..................          1,100             34,581
  Noble Drilling Corp. (b) .....................          2,600             79,625
  Rowan Companies, Inc. (b) ....................          2,400             73,200
  Schlumberger Ltd. ............................          4,500            362,250
  Transocean Offshore, Inc. ....................          3,800            183,112
                                                                        ----------
                                                                         1,475,881
                                                                        ----------

                                                         SHARES               VALUE
                                                   ------------------   ----------------
Oil & Gas (Refining & Marketing)--0.3%
  Santa Fe International Corp. .................          2,500         $  101,719
                                                                        ----------
Personal Care--1.2%
  Gillette Co. .................................          3,500            351,531
                                                                        ----------
Retail (Building Supplies)--1.0%
  Home Depot, Inc. .............................          5,000            294,375
                                                                        ----------
Retail (Drug Stores)--2.2%
  CVS Corp. ....................................          4,900            313,906
  Rite Aid Corp. ...............................          5,700            334,519
                                                                        ----------
                                                                           648,425
                                                                        ----------
Retail (Food Chains)--1.4%
  Safeway, Inc. (b) ............................          6,500            411,125
                                                                        ----------
Retail (General Merchandise)--1.1%
  Borders Group, Inc. (b) ......................          4,100            128,381
  Staples, Inc. (b) ............................          7,200            199,800
                                                                        ----------
                                                                           328,181
                                                                        ----------
Telecommunications (Cellular/Wireless)--1.6%
  AirTouch Communications, Inc. (b) ............         11,500            477,969
                                                                        ----------
Telecommunications (Long Distance)--2.0%
  AT&T Corp. ...................................          9,800            600,250
                                                                        ----------
Tobacco--1.5%
  Philip Morris Companies, Inc. ................          9,800            444,062
                                                                        ----------
TOTAL COMMON STOCKS
 (Identified cost $14,968,521) .................................        16,400,659
                                                                        ----------
FOREIGN COMMON STOCKS--3.7%
Banks (Major Regional)--0.0%
  Banco Rio de La Plata SA ADR
    (Argentina) (b) ............................            200              2,800
                                                                        ----------
Computers (Software & Services)--0.1%
  Baan Company NV (Netherlands) (b) ............          1,200             39,600
                                                                        ----------
Health Care (Drugs-Major Pharmaceuticals)--0.9%
  SmithKline Beecham PLC Sponsored
    ADR (United Kingdom) .......................          5,400            277,762
                                                                        ----------
Health Care (Medical Products & Supplies)--0.3%
  Elan PLC Sponsored ADR (Ireland) (b) .........          1,900             97,256
                                                                        ----------
Household Furn. & Appliances--1.5%
  Philips Electronics NV ADR NY
    Registered Shares (Netherlands) ............          7,200            435,600
                                                                        ----------
Oil (International Integrated)--0.9%
  Elf Aquitane Sponsored ADR (France) ..........          4,300            252,088
                                                                        ----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,165,496) .................................          1,105,106
                                                                        ----------
TOTAL LONG-TERM INVESTMENTS--89.8%
 (Identified cost $25,155,293) ................................         26,756,714
                                                                        ----------


                        See Notes to Financial Statements
                                                                               5

Institutional Balanced Portfolio
--------------------------------------------------------------------------------


                                   STANDARD
                                   & POOR'S      PAR
                                    RATING      VALUE
                                 (Unaudited)    (000)        VALUE
                                ------------- ---------  -------------
SHORT-TERM OBLIGATIONS--10.0%
Commercial Paper--9.7%
  Anheuser-Busch Cos., Inc.
    6.25%, 1/2/98 ................. A-1        $1,180     $1,179,795
  Exxon Imperial U.S., Inc.
    6.07%, 1/5/98 ................. A-1+        1,200      1,199,191
  Sara Lee Corp. 6.05%, 1/7/98 .... A-1+          500        499,496
                                                          ----------
                                                           2,878,482
                                                          ----------


                                                  PAR
                                                 VALUE
                                                 (000)          VALUE
                                                -------   -----------------
Federal Agency Securities--0.3%
  FNMA 5.70%, 1/13/98 .........................   $85      $      84,838
                                                           -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $2,963,320) ........................         2,963,320
                                                           -------------
TOTAL INVESTMENTS--99.8%
 (Identified cost $28,118,613) .......................        29,720,034(a)
  Cash and receivables, less liabilities--0.2% .......            66,748
                                                           -------------
NET ASSETS--100.0% ...................................     $  29,786,782
                                                           =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,236,809 and gross depreciation of $635,388 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $28,118,613.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $891,637 or 3.0% of net assets.
(d) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                        See Notes to Financial Statements
6

Institutional Balanced Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997



Assets
Investment securities at value
  (Identified cost $28,118,613)                             $29,720,034
Cash                                                            119,517
Receivables
 Investment securities sold                                     781,076
 Dividends and interest                                         131,301
 Fund shares sold                                                67,113
 Receivable from adviser                                          2,839
                                                            -----------
  Total assets                                               30,821,880
                                                            -----------
Liabilities
Payables
 Investment securities purchased                                835,803
 Fund shares repurchased                                        128,783
 Financial agent fee                                              6,115
 Transfer agent fee                                               4,325
 Distribution fee                                                 1,402
 Trustees' fee                                                    1,122
Accrued expenses                                                 57,548
                                                            -----------
  Total liabilities                                           1,035,098
                                                            -----------
Net Assets                                                  $29,786,782
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $27,099,114
Accumulated net realized gain                                 1,086,247
Net unrealized appreciation                                   1,601,421
                                                            -----------
Net Assets                                                  $29,786,782
                                                            ===========
Class X
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $23,528,472)             1,455,399

Net asset value and offering price per share                     $16.17

Class Y
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $6,258,310)                386,801
Net asset value and offering price per share                     $16.18


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



Investment Income
Interest                                                $1,056,343
Dividends                                                  230,645
                                                        ----------
  Total investment income                                1,286,988
                                                        ----------
Expenses
Investment advisory fee                                    201,006
Distribution fee--Class Y                                   22,735
Financial agent fee                                         72,000
Transfer agent                                              49,654
Registration                                                39,232
Custodian                                                   25,043
Professional                                                18,124
Trustees                                                    13,309
Printing                                                     3,166
Miscellaneous                                               12,149
                                                        ----------
  Total expenses                                           456,418
  Less expenses borne by investment adviser               (196,130)
                                                        ----------
  Net expenses                                             260,288
                                                        ----------
Net investment income                                    1,026,700
                                                        ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                          6,825,623
Net realized gain on written options                         1,338
Net change in unrealized appreciation (depreciation)
  on investments                                        (1,339,424)
                                                        ----------
Net gain on investments                                  5,487,537
                                                        ----------
Net increase in net assets resulting from
  operations                                            $6,514,237
                                                        ==========


                       See Notes to Financial Statements
                                                                               7

Institutional Balanced Portfolio
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                             From Inception
                                                                                          Year Ended        March 1, 1996 to
                                                                                      December 31, 1997     December 31, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                  $   1,026,700        $   1,360,086
 Net realized gain                                                                          6,826,961            3,730,688
 Net change in unrealized appreciation (depreciation)                                      (1,339,424)            (413,816)
                                                                                        -------------        -------------
 Increase in net assets resulting from operations                                           6,514,237            4,676,958
                                                                                        -------------        -------------
From Distributions to Shareholders
 Net investment income--Class X                                                              (856,383)          (1,072,486)
 Net investment income--Class Y                                                              (212,027)            (283,103)
 Net realized gains--Class X                                                               (5,505,499)          (1,923,139)
 Net realized gains--Class Y                                                               (1,467,013)            (583,212)
 In excess of net investment income--Class X                                                   (8,380)                  --
 In excess of net investment income--Class Y                                                   (2,075)                  --
                                                                                        -------------        -------------
 Decrease in net assets from distributions to shareholders                                 (8,051,377)          (3,861,940)
                                                                                        -------------        -------------
From Share Transactions
Class X
 Proceeds from sales of shares (173,733 and 282,929 shares, respectively)                   3,331,056            5,116,425
 Net asset value of shares issued from reinvestment of distributions (386,169 and
  152,545 shares, respectively)                                                             6,370,247            2,779,558
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account L (0 and 2,524,966 shares, respectively)                                        --           45,200,432
 Cost of shares repurchased (1,151,407 and 913,536 shares, respectively)                  (21,859,715)         (16,577,547)
                                                                                        -------------        -------------
Total                                                                                     (12,158,412)          36,518,868
                                                                                        -------------        -------------
Class Y
 Proceeds from sales of shares (66,028 and 123,668 shares, respectively)                    1,272,503            2,267,577
 Net asset value of shares issued from reinvestment of distributions (101,742 and
  47,488 shares, respectively)                                                              1,681,177              866,311
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account L (0 and 721,462 shares, respectively)                                          --           12,915,189
 Cost of shares repurchased (442,749 and 230,838 shares, respectively)                     (8,628,236)          (4,226,073)
                                                                                        -------------        -------------
Total                                                                                      (5,674,556)          11,823,004
                                                                                        -------------        -------------
 Increase (decrease) in net assets from share transactions                                (17,832,968)          48,341,872
                                                                                        -------------        -------------
 Net increase (decrease) in net assets                                                    (19,370,108)          49,156,890
Net Assets
 Beginning of period                                                                       49,156,890                    0
                                                                                        -------------        -------------
 End of period (including undistributed net investment income of $0 and
  $41,710, respectively)                                                                $  29,786,782        $  49,156,890
                                                                                        =============        =============


                        See Notes to Financial Statements
8

Institutional Balanced Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                           Class X                                    Class Y
                                          -----------------------------------------   ----------------------------------------
                                                                    From Inception                              From Inception
                                                Year Ended             3/1/96 to            Year Ended            3/1/96 to
                                                 12/31/97              12/31/96              12/31/97              12/31/96
                                          ----------------------   ----------------   ----------------------   ---------------
Net asset value, beginning of period            $18.15                  $17.90             $18.15                 $17.90
Income from investment operations
 Net investment income                            0.54(4)(6)              0.51(4)            0.49(5)(6)             0.46(5)
 Net realized and unrealized gain                 2.70                    1.17               2.70                   1.18
                                              --------               ---------           --------                -------
  Total from investment operations                3.24                    1.68               3.19                   1.64
                                              --------               ---------           --------                -------
Less distributions
 Dividends from net investment income            (0.65)                  (0.49)             (0.59)                 (0.45)
 Dividends from net realized gains               (4.56)                  (0.94)             (4.56)                 (0.94)
 In excess of net investment income              (0.01)                     --              (0.01)                    --
                                              --------               ---------           --------                -------
  Total distributions                            (5.22)                  (1.43)             (5.16)                 (1.39)
                                              --------               ---------           --------                -------
Change in net asset value                        (1.98)                   0.25              (1.97)                  0.25
                                              --------               ---------           --------                -------
Net asset value, end of period                  $16.17                  $18.15             $16.18                 $18.15
                                              ========               =========           ========                =======
Total return                                     18.80%                   9.43%(2)          18.50%                  9.20%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)          $23,528                 $37,147             $6,258                $12,010
Ratio to average net assets of:
 Operating expenses                               0.65%                   0.65%(1)           0.90%                  0.90%(1)
 Net investment income                            2.87%                   3.02%(1)           2.62%                  2.78%(1)
Portfolio turnover                                 214%                    209%(2)            214%                   209%(2)
Average commission rate paid(3)                $0.0517                 $0.0630            $0.0517                $0.0630

(1) Annualized
(2) Not annualized
(3) A fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(4) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.06, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.10 and $0.06, respectively.
(6) Computed using average shares outstanding.

                       See Notes to Financial Statements
                                                                               9

INSTITUTIONAL MANAGED BOND PORTFOLIO

INVESTMENT ADVISER'S REPORT

     For the 12 months ended December 31, 1997, Class X shares returned 9.75% and Class Y shares returned 9.52% compared with a return of 9.65% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of dividends and are net of fees.

     The fourth quarter culminated an excellent year for the bond market. Interest rates declined along the yield curve, but with a pronounced tendency for a flatter curve as the yield on the two-year Treasury declined by only 13 basis points, while that of the 30-year bond declined by almost 48 basis points. The year ended with a sub 6% yield at every point on the Treasury yield curve.

     By far the most important "event" of the year was the decline of various Asian economies and financial markets. The "Asian flu" had numerous implications for our bond market. First, we experienced a significant "flight to quality" driven purchase of our market. Second, as the perception of the magnitude of the problems grew, so did the view of the implications for growth in our economy and the potential for inflationary pressures. Focus now is more on the impact of slowing exports braking the economy and, if not outright deflation, at least a continuation of low inflation due to competitive pressures arising from Asian countries. This in combination with concerns about the stability of the world financial markets stays the Fed's hand from further tightening, and in some quarters, is now seen as likely to induce the Fed to eventually ease monetary policy.

     Third, a reevaluation of both equity and credit-sensitive bond valuations occurred. Asian credit spreads widened dramatically and other Yankee issuers that could be even remotely perceived as potentially affected also widened significantly. Additionally, other credits, notably banks, that were viewed as potentially affected by their exposure to Asia also widened, but to a smaller extent. Finally, corporate spreads in general were under pressure due to weakness in the equity markets and general concern about future growth and competitive pressures.


OUTLOOK

     Looking forward, we see room for debate about the direction of interest rates. While we agree that the economy should probably slow in 1998 and inflation will remain quiescent, we recognize both that this scenario may not play out and that even if it does, current interest rate levels may have fully reflected this.

     In the corporate sector we continue to like selected credits and see value in corporate bond equivalents, such as bank trust preferreds with an excess spread of approximately 150 basis points and "AAA"-rated taxable municipals at 70 basis points. We also view asset-backed securities as attractive, especially given their spread widening in the fourth quarter. Similarly, the commercial mortgage-backed sector continues to look appealing.

     Our largest allocation deviation from the market continues to be in the mortgage sector. We are convinced that the combination of increased market volatility and the level of prepayments we will witness at these lower rate levels will cause spreads to widen dramatically. We have reduced our position in this sector and will reduce it further if mortgages were to tighten to Treasuries.

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------


[LINE CHART]

Institutional Managed Bond Portfolio

              Institutional
               Managed Bond
                Portfolio        Lehman Brothers
               --Class X      Aggregate Bond Index*
              --------------  ---------------------
12/31/87        5,000,000         5,000,000
12/31/88        5,408,440         5,394,370
12/31/89        6,066,740         6,178,420
12/31/90        6,291,910         6,731,980
12/31/91        7,489,550         7,809,290
12/31/92        8,134,160         8,387,210
12/31/93        9,121,470         9,205,020
12/31/94        8,677,380         8,936,570
12/31/95        10,410,100       10,587,900
12/31/96        11,315,300       10,972,300
12/31/97        12,418,100       12,031,400

[/LINE CHART]



Average Annual Total Returns for Periods
Ending 12/31/97

                                            1 Year      5 Years     10 Years
-----------------------------------------------------------------------------
Class X                                       9.75%       8.83%       9.52%
-----------------------------------------------------------------------------
Class Y                                       9.52%       8.56%       9.25%
-----------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index*         9.65%       7.48%       9.18%
-----------------------------------------------------------------------------


     This chart assumes an initial gross investment of $5,000,000 made on 12/31/87 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



     *The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of U.S. bond market performance. It is a combination of several Lehman Brothers fixed income indexes.

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                 MOODY'S
                                                   BOND            PAR
                                                  RATING          VALUE
                                               (Unaudited)        (000)             VALUE
                                             ---------------  -------------   ----------------
U.S. GOVERNMENT AND AGENCY SECURITIES--6.6%
U.S. Treasury Notes--1.2%
  U.S. Treasury Notes 5.625%,
    10/31/99 ............................... Aaa                 $  830       $  828,962
  U.S. Treasury Notes 5.75%,
    11/30/02 ............................... Aaa                    150          150,141
                                                                              ----------
                                                                                 979,103
                                                                              ----------
Agency Mortgage-Backed Securities--5.4%
  FHLMC 8.50%, 8/15/20 ..................... NR                     438          442,045
  FHLMC 6.65%, 6/15/23 ..................... NR                   1,890        1,925,494
  FNMA 6.75%, 6/25/20 ...................... Aaa                  1,920        1,924,397
                                                                              ----------
                                                                               4,291,936
                                                                              ----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $5,024,796) ...........................................      5,271,039
                                                                              ----------
MUNICIPAL BONDS--14.1%
California--3.2%
  California State Department of
    Water Resources Revenue
    Series S 5%, 12/1/29 ................... Aa                     795          772,955
  Oakland Pension Obligation
    Sub Series A Taxable 6.98%,
    12/15/09 ............................... Aaa                    400          420,880
  Orange County Pension
    Obligation Series A Taxable
    7.67%, 9/1/09 .......................... Aaa                  1,200        1,325,892
                                                                              ----------
                                                                               2,519,727
                                                                              ----------
Colorado--2.2%
  Denver City and County School
    District 01 Taxable 6.76%,
    12/15/07 ............................... Aaa                  1,700        1,754,043
                                                                              ----------
Florida--1.8%
  Palm Beach County Solid Waste
    Industrial Development
    Revenue Project B Taxable
    10.50%, 1/1/11 (f) ..................... NR                     920          515,200
  University of Miami
    Exchangeable Revenue
    Series A Taxable 7.40%,
    4/1/11 ................................. Aaa                    170          180,074
  University of Miami
    Exchangeable Revenue
    Series A Taxable 7.65%,
    4/1/20 ................................. Aaa                    725          765,245
                                                                              ----------
                                                                               1,460,519
                                                                              ----------
Illinois--3.3%
  Illinois Educational Facilities
    Authority Revenue-Loyola
    University Series A Taxable
    7.84%, 7/1/24 .......................... Aaa                  2,425        2,631,270
                                                                              ----------


                                                 MOODY'S
                                                   BOND            PAR
                                                  RATING          VALUE
                                               (Unaudited)        (000)             VALUE
                                             ---------------  -------------   ----------------
New Hampshire--0.9%
  New Hampshire Higher
    Educational & Health
    Facilities Authority Revenue
    Dartmouth College Series A
    5.125%, 6/1/28 ......................... Aaa                 $  730       $  716,349
                                                                              ----------
Pennsylvania--1.5%
  Pennsylvania Economic
    Development Financing
    Authority Revenue Series B
    9.50%, 1/1/12 .......................... NR                   1,750        1,190,000
                                                                              ----------
Virginia--1.2%
  Newport News Taxable Series B
    7.05%, 1/15/25 ......................... Aa                     970          978,643
                                                                              ----------
TOTAL MUNICIPAL BONDS
 (Identified cost $11,628,055) .........................................      11,250,551
                                                                              ----------
NON-CONVERTIBLE BONDS--36.8%
Asset-Backed Securities--7.0%
  BankBoston RV Asset Backed
    Trust 97-1 B 6.98%, 11/15/17             Baa                  1,600        1,619,000
  California Infrastructure SCE-1
    97-1 A2 6.14%, 3/25/02 ................. Aaa                  1,000        1,001,250
  Capita Equipment Receivables
    Trust 97-1B 6.45%, 8/15/02               Aa                     600          600,938
  Green Tree Financial Corp.
    95-8 A2 6.15%, 12/15/26 ................ Aaa                    113          113,054
  Green Tree Financial Corp.
    96-10 A3 6.16%, 11/15/28 ............... AAA(c)                 680          679,681
  Green Tree Financial Corp.
    97-4 M1 7.22%, 2/15/29 ................. Aa                   1,500        1,528,125
                                                                              ----------
                                                                               5,542,048
                                                                              ----------
Banks (Major Regional)--1.8%
  NationsBank Capital Trust III
    6.308%, 1/15/27 (d) .................... A                    1,450        1,404,147
                                                                              ----------
Consumer Finance--1.0%
  Ford Motor Credit Corp.
    6.625%, 6/30/03 ........................ A                      800          815,960
                                                                              ----------
Gaming, Lottery, & Parimutuel Cos.--1.5%
  Mashantucket Pequot 144A
    6.91%, 9/1/12 (b) ...................... Aaa                  1,100        1,154,241
                                                                              ----------
Insurance (Property-Casualty)--0.7%
  HSB Capital I 6.668%,
    7/15/27 (d) ............................ NR                     550          539,745
                                                                              ----------
Non-Agency Mortgage-Backed Securities--24.2%
  CS First Boston Mortgage
    Securities Corp. 97-SPCE, D
    144A 7.33%, 4/20/08 (b) ................ BBB(c)                 986          987,233


                        See Notes to Financial Statements
12

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------


                                                     MOODY'S
                                                       BOND            PAR
                                                      RATING          VALUE
                                                   (Unaudited)        (000)             VALUE
                                                 ---------------  -------------   ----------------
Non-Agency Mortgage-Backed Securities--continued
  Chase Commercial Mortgage
    Securities Corp. 97-2, A1
    6.45%, 12/19/04 ............................ AAA(c)           $  195          $  195,731
  Criimi Mae Trust I 96-C1, A2
    144A 7.56%, 6/30/33 (b) .................... BBB(c)            1,475           1,500,352
  FFCA Secured Lending Corp.
    144A 97-1 A1B 7.45%,
    10/18/11 (b) ............................... Aaa               1,400           1,470,000
  G.E. Capital Mortgage Services,
    Inc. 96-8, 2A5 7.50%,
    5/25/26 .................................... AAA(c)              172             177,185
  G.E. Capital Mortgage Services,
    Inc. 97-1, A14 7.50%,
    3/25/27 .................................... AAA(c)            1,720           1,774,287
  GMAC Commerical Mortgage
    Securities, Inc. 97-C2, A3
    6.57%, 11/15/07 ............................ Aaa                 900             907,312
  General Growth Properties 1, C2
    144A 6.81%, 11/15/07 (b) ................... A                 1,700           1,710,094
  Merrill Lynch Mortgage, Inc.
    95-C2, C 7.59%, 6/15/21 .................... A                 1,098           1,126,010
  Residential Accredit 96-QS4,
    AI10 7.90%, 8/25/26 ........................ AAA(c)              900             934,594
  Residential Asset Securitization
    Trust 96-A8, A1 8%, 12/25/26 ............... AAA(c)              792             803,470
  Residential Funding Mortgage
    93-S25, M3 6.50%, 7/25/08 .................. BBB(c)              622             613,299
  Resolution Trust Corp. 92-C3,
    B 9.05%, 8/25/23 ........................... AA(c)               134             135,657
  Resolution Trust Corp. 95-1,
    M2 7.50%, 10/25/28 ......................... Aa                1,231           1,249,935
  Resolution Trust Corp. 95-2,
    M1 7.15%, 5/25/29 .......................... Aa                  177             180,091
  Ryland Mortgage Securities
    Corp. III 92-A, 1A 8.27%,
    3/29/30 .................................... A(c)                603             612,020
  Securitized Asset Sales 95-A,
    M 7.53%, 3/25/24 ........................... Aa                1,943           1,994,952
  Structured Asset Securities Corp.
    95-C1, D 7.375%, 9/25/24 ................... BBB(c)            1,865           1,872,285
  Structured Asset Securities
    Corp. 95-C4, D 7%, 6/25/26                   BBB(c)            1,000             989,687
                                                                                  ----------
                                                                                  19,234,194
                                                                                  ----------
Services (Commercial & Consumer)--0.1%
  ARA Services, Inc. 10.625%,
    8/1/00 ..................................... Baa                 107             115,827
                                                                                  ----------
Telephone--0.5%
  InterAmericas Communication
    Corp. Unit 144A 14%,
    10/27/07 (b) (g) ........................... NR                  415             419,150
                                                                                  ----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $28,703,189) ..............................................     29,225,312
                                                                                  ----------


                                                     MOODY'S
                                                       BOND            PAR
                                                      RATING          VALUE
                                                   (Unaudited)        (000)             VALUE
                                                 ---------------  -------------   ----------------
FOREIGN GOVERNMENT SECURITIES--19.9%
Bulgaria--0.8%
  Bulgaria FLIRB Series A Bearer
    Euro 2.25%, 7/28/12 (d) .................... B                $1,020          $  620,925
                                                                                  ----------
Colombia--1.4%
  Republic of Colombia 7.625%,
    2/15/07 .................................... Baa               1,200           1,125,588
                                                                                  ----------
Croatia--1.5%
  Croatia Series A 6.625%,
    7/31/10 (d) ................................ Baa                 665             585,200
  Croatia Series B 6.625%,
    7/31/06 (d) ................................ Baa                 633             578,000
                                                                                  ----------
                                                                                   1,163,200
                                                                                  ----------
Ecuador--0.9%
  Ecuador Bearer PDI Euro, PIK
    interest capitalization
    6.688%, 2/27/15 (d) ........................ B                 1,121             743,891
                                                                                  ----------
Mexico--3.7%
  United Mexican States Global
    Bond 11.50%, 5/15/26 ....................... Ba                  905           1,070,841
  United Mexican States Series A
    Euro 6.25%, 12/31/19 ....................... Ba                  175             146,125
  United Mexican States Series B
    Euro 6.25%, 12/31/19 ....................... Ba                1,000             835,000
  United Mexican States Series
    Par W-B 6.25%, 12/31/19 (e) ................ Ba                1,050             876,750
                                                                                  ----------
                                                                                   2,928,716
                                                                                  ----------
Panama--3.0%
  Panama 8.875%, 9/30/27 ....................... Ba                2,555           2,404,255
                                                                                  ----------
Peru--0.9%
  Peru PDI 4%, 3/7/17 (d) ...................... BB(c)             1,100             723,250
                                                                                  ----------
Poland--1.3%
  Poland Global Reg'd RSTA
    3.75%, 10/27/24 (d) ........................ Baa               1,500           1,012,500
                                                                                  ----------
Russia--3.2%
  Russia Interest Notes Series US
    144A 6.719%, 12/15/15 (b) (d) .............. NR                3,610           2,563,100
                                                                                  ----------
Venezuela--3.2%
  Republic of Venezuela 9.25%,
    9/15/27 .................................... Ba                2,800           2,504,250
                                                                                  ----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $15,146,307) ..........................................         15,789,675
                                                                                  ----------
FOREIGN NON-CONVERTIBLE BONDS--5.7%
Chile--3.4%
  Compania Sud Amer Vapore
    144A 7.375%, 12/8/03 (b) ................... BBB(c)            1,240           1,232,250
  Petropower I Funding Trust
    144A 7.36%, 2/15/14 (b) .................... BBB(c)            1,400           1,417,976
                                                                                  ----------
                                                                                   2,650,226
                                                                                  ----------

                       See Notes to Financial Statements
                                                                              13

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------


                                         MOODY'S
                                           BOND        PAR
                                          RATING      VALUE
                                       (Unaudited)    (000)         VALUE
                                      ------------- ---------  --------------
Mexico--1.9%
  Banco Nacional de Mexico
    144A 7.57%, 12/31/00 (b) ........ NR             $ 1,500    $ 1,507,969
                                                                -----------
Venezuela--0.4%
  Petrozuata Finance, Inc. 144A
    8.22%, 4/1/17 (b) ............... Baa                325        342,810
                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $4,339,183) .............................       4,501,005
                                                                -----------
                                                      SHARES
                                                     -------
PREFERRED STOCKS--4.8%
REITS--4.8%
  Home Ownership Funding 2, Step-down
   Pfd. 144A 13.338% (b) .......................       3,900      3,802,266
                                                                -----------
TOTAL PREFERRED STOCKS
 (Identified cost $3,700,681) .............................       3,802,266
                                                                -----------
TOTAL LONG-TERM INVESTMENTS--87.9%
 (Identified cost $68,542,211) ............................      69,839,848
                                                                -----------



                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)         VALUE
                                 ------------- -------- -------------------
SHORT-TERM OBLIGATIONS--10.5%
Commercial Paper--9.8%
  Anheuser-Busch Cos., Inc.
    6.25%, 1/2/98 .............. A-1            $  448    $     447,922
  Cargill, Inc. 6.25%, 1/2/98 .. A-1+            2,000        1,999,653
  Warner-Lambert Co. 6.10%,
    1/5/98 ..................... A-1+            2,100        2,098,577
  Corporate Receivables Corp.
    5.90%, 1/6/98 .............. A-1             1,070        1,069,123
  Exxon Imperial U.S., Inc.
    6.10%, 1/6/98 .............. A-1+            2,175        2,173,157
                                                          -------------
                                                              7,788,432
                                                          -------------
Federal Agency Securities--0.7%
  FNMA 5.72%, 1/13/98 ......................       580          578,894
                                                          -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,367,326).......................          8,367,326
                                                          -------------
TOTAL INVESTMENTS--98.4%
 (Identified cost $76,909,537) .....................         78,207,174(a)
 Cash and receivables, less liabilities--1.6% ......          1,264,854
                                                          -------------
NET ASSETS--100.0% .................................      $  79,472,028
                                                          =============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,413,348 and gross depreciation of $1,371,529 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $77,165,355.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $18,107,441 or 22.8% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Rights incorporated as a unit.
(f) Non-income producing.
(g) Warrants incorporated as a unit.


                        See Notes to Financial Statements
14

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997



Assets
Investment securities at value
 (Identified cost $76,909,537)                               $78,207,174
Cash                                                             875,332
Receivables
 Interest                                                        998,351
 Investment securities sold                                      430,375
 Fund shares sold                                                    237
                                                             -----------
  Total Assets                                                80,511,469
                                                             -----------
Liabilities
Payables
 Investment securities purchased                                 948,375
 Fund shares repurchased                                           1,404
 Investment advisory fee                                          14,703
 Financial agent fee                                               6,964
 Transfer agent fee                                                4,310
 Distribution fee                                                  1,434
 Trustees' fee                                                     1,122
Accrued expenses                                                  61,129
                                                             -----------
  Total liabilities                                            1,039,441
                                                             -----------
Net Assets                                                   $79,472,028
                                                             ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest             $78,175,761
Accumulated net realized loss                                     (1,370)
Net unrealized appreciation                                    1,297,637
                                                             -----------
Net Assets                                                   $79,472,028
                                                             ===========
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $72,747,482)             2,193,072

Net asset value and offering price per share                      $33.17

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,724,546)                202,686
Net asset value and offering price per share                      $33.18


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



Investment Income
Interest                                                  $5,487,116
Dividends                                                    361,699
                                                          ----------
  Total investment income                                  5,848,815
                                                          ----------
Expenses
Investment advisory fee                                      352,253
Distribution fee--Class Y                                     15,527
Financial agent fee                                           82,000
Transfer agent                                                47,993
Registration                                                  42,594
Custodian                                                     28,104
Professional                                                  21,627
Trustees                                                      13,209
Printing                                                       2,669
Miscellaneous                                                 12,926
                                                          ----------
  Total expenses                                             618,902
  Less expenses borne by investment adviser                 (172,844)
                                                          ----------
  Net expenses                                               446,058
                                                          ----------
Net investment income                                      5,402,757
                                                          ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            3,000,960
Net change in unrealized appreciation (depreciation)        (942,641)
                                                          ----------
Net gain on investments                                    2,058,319
                                                          ----------
Net increase in net assets resulting from
  operations                                              $7,461,076
                                                          ==========


                       See Notes to Financial Statements
                                                                              15

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                                             From Inception
                                                                                          Year Ended        March 1, 1996 to
                                                                                      December 31, 1997     December 31, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                  $   5,402,757        $   4,094,124
 Net realized gain                                                                          3,000,960            1,624,424
 Net change in unrealized appreciation (depreciation)                                        (942,641)            (396,251)
                                                                                        -------------        -------------
 Increase in net assets resulting from operations                                           7,461,076            5,322,297
                                                                                        -------------        -------------
From Distributions to Shareholders
 Net investment income--Class X                                                            (5,037,525)          (3,719,461)
 Net investment income--Class Y                                                              (398,984)            (374,664)
 Net realized gains--Class X                                                               (2,936,548)          (1,199,095)
 Net realized gains--Class Y                                                                 (262,528)            (118,493)
 In excess of net investment income--Class X                                                 (382,909)             (19,201)
 In excess of net investment income--Class Y                                                  (30,327)              (1,934)
                                                                                        -------------        -------------
 Decrease in net assets from distributions to shareholders                                 (9,048,821)          (5,432,848)
                                                                                        -------------        -------------
From Share Transactions
Class X
 Proceeds from sales of shares (482,929 and 538,250 shares, respectively)                  16,708,642           18,818,739
 Net asset value of shares issued from reinvestment of distributions (245,591 and
  123,928 shares, respectively)                                                             8,172,835            4,187,321
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account P (0 and 1,774,264 shares, respectively)                                        --           60,037,092
 Cost of shares repurchased (639,417 and 332,473 shares, respectively)                    (22,159,462)         (11,414,976)
                                                                                        -------------        -------------
Total                                                                                       2,722,015           71,628,176
                                                                                        -------------        -------------
Class Y
 Proceeds from sales of shares (69,564 and 34,115 shares, respectively)                     2,431,562            1,164,449
 Net asset value of shares issued from reinvestment of distributions (20,824 and
  14,700 shares, respectively)                                                                691,833              495,088
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account P (0 and 196,803 shares, respectively)                                          --            6,659,369
 Cost of shares repurchased (94,022 and 39,298 shares, respectively)                       (3,277,501)          (1,344,667)
                                                                                        -------------        -------------
Total                                                                                        (154,106)           6,974,239
                                                                                        -------------        -------------
 Increase in net assets from share transactions                                             2,567,909           78,602,415
                                                                                        -------------        -------------
 Net increase in net assets                                                                   980,164           78,491,864
Net Assets
 Beginning of period                                                                       78,491,864                    0
                                                                                        -------------        -------------
 End of period (including undistributed net investment income of $0 and
  $33,752, respectively)                                                                $  79,472,028        $  78,491,864
                                                                                        =============        =============


                        See Notes to Financial Statements
16

Institutional Managed Bond Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                           Class X                                         Class Y
                                        ---------------------------------------------  ---------------------------------------------
                                                                   From Inception                                From Inception
                                              Year Ended              3/1/96 to              Year Ended             3/1/96 to
                                               12/31/97               12/31/96                12/31/97              12/31/96
                                        ---------------------- ----------------------  ---------------------- ----------------------
Net asset value, beginning of period         $33.98                $33.84                  $33.97                $33.84
Income from investment operations
 Net investment income                         2.37(3)(5)            2.03(3)(5)              2.27(4)(5)            1.98(4)(5)
 Net realized and unrealized gain              0.85                  0.69                    0.88                  0.66
                                            -------              --------                 -------              --------
  Total from investment operations             3.22                  2.72                    3.15                  2.64
                                            -------              --------                 -------              --------
Less distributions
 Dividends from net investment income         (2.42)                (1.96)                  (2.33)                (1.89)
 Dividends from net realized gains            (1.43)                (0.61)                  (1.43)                (0.61)
 In excess of net investment income           (0.18)                (0.01)                  (0.18)                (0.01)
                                            -------              --------                 -------              --------
  Total distributions                         (4.03)                (2.58)                  (3.94)                (2.51)
                                            -------              --------                 -------              --------
Change in net asset value                     (0.81)                 0.14                   (0.79)                 0.13
                                            -------              --------                 -------              --------
Net asset value, end of period               $33.17                $33.98                  $33.18                $33.97
                                            =======              ========                 =======              ========
Total return                                   9.75%                 8.24%(2)                9.52%                 7.98%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)       $72,747               $71,482                  $6,725                $7,010
Ratio to average net assets of:
 Operating expenses                            0.55%                 0.55%(1)                0.80%                 0.80%(1)
 Net investment income                         6.92%                 7.15%(1)                6.65%                 6.91%(1)
Portfolio turnover                              176%                  199%(2)                 176%                  199%(2)




(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.09 per share, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.09 per share, respectively.
(5) Computed using average shares outstanding.

                       See Notes to Financial Statements
17

INSTITUTIONAL GROWTH STOCK PORTFOLIO

INVESTMENT ADVISER'S REPORT

     For the 12 month period ended December 31, 1997, the Institutional Growth Stock Portfolio earned 25.76% and 25.46%, respectively, for Class X and Y shares. Over the same reporting cycle, the S&P 500 Index returned 33.38%. All performance figures assume reinvestment of dividends and are net of fees.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     Positive contributors to overall results during 1997 included strong stock selection in the financial services, basic materials and energy sectors. In addition, our decision to overweight the strongly performing health-care and financial services groups also benefited performance. Areas which held back results during this period included the relative underperformance of some of our technology and capital goods holdings as well as the Portfolio's underweighted position in communication services.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.

     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------


[LINE CHART]

Institutional Growth Stock Portfolio

               Institutional
               Growth Stock
                Portfolio          S&P 500
                --Class X        Stock Index*
               ------------      ------------

12/31/87         5,000,000         5,000,000
12/31/88         5,825,880         5,825,030
12/31/89         7,906,130         7,656,130
12/31/90         8,182,750         7,411,560
12/31/91        11,475,200         9,675,320
12/31/92        11,726,700        10,419,400
12/31/93        12,904,300        11,461,400
12/31/94        12,788,100        11,613,000
12/31/95        17,228,800        15,968,700
12/31/96        19,181,900        19,681,100
12/31/97        24,122,400        26,249,800

[/LINE CHART]


Average Annual Total Returns for Periods Ending 12/31/97

                            1 Year       5 Years       10 Years
---------------------------------------------------------------
Class X                      25.76%        15.52%        17.04%
---------------------------------------------------------------
Class Y                      25.46%        15.23%        16.75%
---------------------------------------------------------------
S&P 500 Stock Index*         33.38%        20.30%        18.04%
---------------------------------------------------------------


     This chart assumes an initial gross investment of $5,000,000 made on 12/31/87 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

 *The S&P 500 Stock Index is an unmanaged but commonly used measure of stock return performance.

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                          SHARES               VALUE
                                                    ------------------   ----------------
COMMON STOCKS--93.4%
Banks (Major Regional)--6.7%
  AmSouth Bancorporation ........................          3,600         $  195,525
  Banc One Corp. ................................         18,500          1,004,781
  BankBoston Corp. ..............................         11,200          1,052,100
  Compass Bancshares, Inc. ......................          4,600            201,250
  Mellon Bank Corp. .............................         11,100            672,938
  NationsBank Corp. .............................         10,600            644,612
  Southtrust Corp. ..............................          5,700            361,594
                                                                         ----------
                                                                          4,132,800
                                                                         ----------
Banks (Money Center)--3.1%
  BankAmerica Corp. .............................         16,900          1,233,700
  Citicorp ......................................          5,600            708,050
                                                                         ----------
                                                                          1,941,750
                                                                         ----------
Biotechnology--0.6%
  Centocor, Inc. (b) ............................         11,100            369,075
                                                                         ----------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ....................          6,000            447,750
                                                                         ----------
Chemicals (Specialty)--0.6%
  Solutia, Inc. (b) .............................         14,500            386,969
                                                                         ----------
Communications Equipment--2.9%
  Ciena Corp. (b) ...............................         16,700          1,020,787
  Lucent Technologies, Inc. .....................          9,300            742,837
                                                                         ----------
                                                                          1,763,624
                                                                         ----------
Computers (Hardware)--5.3%
  International Business Machines Corp. .........         31,300          3,272,806
                                                                         ----------
Computers (Networking)--0.8%
  Cisco Systems, Inc. (b) .......................          8,450            471,087
                                                                         ----------
Computers (Peripherals)--0.5%
  EMC Corp. (b) .................................         11,900            326,506
                                                                         ----------
Computers (Software & Services)--6.4%
  Adaptec, Inc. (b) .............................         26,300            976,388
  BMC Software, Inc. (b) ........................         21,800          1,430,625
  Compuware Corp. (b) ...........................         31,500          1,008,000
  Edwards (J.D.) & Co. (b) ......................         11,700            345,150
  Yahoo!, Inc. (b) ..............................          2,800            193,900
                                                                         ----------
                                                                          3,954,063
                                                                         ----------
Distributors (Food & Health)--1.6%
  Cardinal Health, Inc. .........................         13,100            984,137
                                                                         ----------
Electrical Equipment--2.0%
  General Electric Co. ..........................         16,500          1,210,688
                                                                         ----------
Electronics (Instrumentation)--0.4%
  Linear Technology Corp. .......................          4,800            276,600
                                                                         ----------
Electronics (Semiconductors)--2.5%
  National Semiconductor Corp. (b) ..............         36,400            944,125
  Texas Instruments, Inc. .......................         13,200            594,000
                                                                         ----------
                                                                          1,538,125
                                                                         ----------
Entertainment--1.7%
  Tele-Comm Liberty Media Group (b) .............         28,700          1,040,375
                                                                         ----------
Financial (Diversified)--1.0%
  American Express Co. ..........................          7,000            624,750
                                                                         ----------


                                                          SHARES               VALUE
                                                    ------------------   ----------------
Health Care (Diversified)--3.6%
  Bristol-Myers Squibb Co. ......................         10,800         $1,021,950
  Warner-Lambert Co. ............................          9,800          1,215,200
                                                                         ----------
                                                                          2,237,150
                                                                         ----------
Health Care (Drugs--Major Pharmaceuticals)--5.5%
  Lilly (Eli) & Co. .............................          7,500            522,188
  Pfizer, Inc. ..................................         29,900          2,229,419
  Watson Pharmaceuticals, Inc. (b) ..............         19,500            632,531
                                                                         ----------
                                                                          3,384,138
                                                                         ----------
Health Care (Hospital Management)--1.7%
  HBO & Co. .....................................         22,100          1,060,800
                                                                         ----------
Health Care (Long Term Care)--1.1%
  HEALTHSOUTH Corp. (b) .........................         24,600            682,650
                                                                         ----------
Health Care (Medical Products & Supplies)--2.8%
  Guidant Corp. .................................         16,600          1,033,350
  Medtronic, Inc. ...............................         13,500            706,219
                                                                         ----------
                                                                          1,739,569
                                                                         ----------
Household Furn. & Appliances--1.1%
  Sunbeam Corp., Inc. ...........................         16,000            674,000
                                                                         ----------
Household Products (Non-Durables)--1.2%
  Colgate-Palmolive Co. .........................         10,000            735,000
                                                                         ----------
Insurance (Life/Health)--0.6%
  UNUM Corp. ....................................          6,600            358,875
                                                                         ----------
Insurance (Multi-Line)--1.8%
  ReliaStar Financial Corp. .....................          2,400             98,850
  Travelers Group, Inc. .........................         19,399          1,045,094
                                                                         ----------
                                                                          1,143,944
                                                                         ----------
Insurance (Property-Casualty)--1.5%
  AllState Corp. ................................         10,400            945,100
                                                                         ----------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc. .....................          4,400            320,925
                                                                         ----------
Machinery (Diversified)--1.1%
  Deere & Co. ...................................         12,000            699,750
                                                                         ----------
Manufacturing (Diversified)--2.9%
  Tyco International Ltd. .......................         40,000          1,802,500
                                                                         ----------
Oil (Domestic Integrated)--1.9%
  Tosco Corp. ...................................         30,800          1,164,625
                                                                         ----------
Oil & Gas (Drilling & Equipment)--8.4%
  BJ Services Co. (b) ...........................          8,900            640,244
  Cooper Cameron Corp. (b) ......................          4,200            256,200
  Diamond Offshore Drilling, Inc. ...............         12,900            620,813
  Halliburton Co. ...............................         21,600          1,121,850
  Nabors Industries, Inc. (b) ...................          4,300            135,181
  Noble Drilling Corp. (b) ......................          9,000            275,625
  Rowan Companies, Inc. (b) .....................          8,100            247,050
  Schlumberger Ltd. .............................         15,800          1,271,900
  Transocean Offshore, Inc. .....................         13,600            655,350
                                                                         ----------
                                                                          5,224,213
                                                                         ----------
Oil & Gas (Refining & Marketing)--0.6%
  Santa Fe International Corp. ..................          8,800            358,050
                                                                         ----------
Personal Care--2.1%
  Gillette Co. ..................................         12,880          1,293,635
                                                                         ----------


                     See Notes to Financial Statements
20

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------


                                                  SHARES       VALUE
                                                 -------- --------------
Retail (Building Supplies)--1.8%
  Home Depot, Inc. .............................  19,400   $  1,142,175
                                                           ------------
Retail (Drug Stores)--3.5%
  CVS Corp. ....................................  17,500      1,121,094
  Rite Aid Corp. ...............................  18,300      1,073,981
                                                           ------------
                                                              2,195,075
                                                           ------------
Retail (Food Chains)--2.3%
  Safeway, Inc. (b) ............................  22,200      1,404,150
                                                           ------------
Retail (General Merchandise)--1.9%
  Borders Group, Inc. (b) ......................  15,000        469,688
  Staples, Inc. (b) ............................  24,600        682,650
                                                           ------------
                                                              1,152,338
                                                           ------------
Telecommunications (Cellular/Wireless)--2.7%
  AirTouch Communications, Inc. (b) ............  41,000      1,704,063
                                                           ------------
Telecommunications (Long Distance)--3.4%
  AT&T Corp. ...................................  34,500      2,113,125
                                                           ------------
Tobacco--2.6%
  Philip Morris Companies, Inc. ................  35,700      1,617,656
                                                           ------------
TOTAL COMMON STOCKS
 (Identified cost $50,081,522) ........................      57,894,611
                                                           ------------
FOREIGN COMMON STOCKS--6.6%
Computers (Software & Services)--0.3%
  Baan Company NV (Netherlands) (b) ............   5,000        165,000
                                                           ------------
Health Care (Drugs--Major Pharmaceuticals)--1.6%
  SmithKline Beecham PLC Sponsored
    ADR (United Kingdom) .......................  19,200        987,600
                                                           ------------
Health Care (Medical Products & Supplies)--0.5%
  Elan PLC Sponsored ADR (Ireland) (b) .........   6,600        337,838
                                                           ------------


                                                  SHARES       VALUE
                                                 -------- --------------
Household Furn. & Appliances--2.7%
  Philips Electronics NV ADR NY
    Registered shares (Netherlands) ............  27,500   $  1,663,750
                                                           ------------
Oil (International Integrated)--1.5%
  Elf Aquitane SA Sponsored ADR (France)          15,500        908,687
                                                           ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $4,252,478) ...........................     4,062,875
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--100.0%
 (Identified cost $54,334,000) ..........................    61,957,486
                                                           ------------


                                                      STANDARD
                                                      & POOR'S       PAR
                                                       RATING       VALUE
                                                    (Unaudited)     (000)
                                                   -------------   -------
SHORT-TERM OBLIGATIONS--0.7%
Commercial Paper--0.7%
  Marsh & McLennan Cos.
    6.20%, 1/5/98 ................................ A-1+             $270       269,814
  Private Export Funding
    Corp. 5.99%, 1/7/98 .......................... A-1+              190       189,810
                                                                           ------------
                                                                               459,624
                                                                           ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $459,624) ............................................       459,624
                                                                           ------------
TOTAL INVESTMENTS--100.7%
 (Identified cost $54,793,624) .........................................    62,417,110(a)
   Cash and receivables, less liabilities--(0.7%) ......................      (435,638)
                                                                           ------------
NET ASSETS--100.0% .....................................................   $61,981,472
                                                                           ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,610,885 and gross depreciation of $2,113,195 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $54,919,420.
(b) Non-income producing.

                        See Notes to Financial Statements
                                                                              21

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997



Assets
Investment securities at value
 (Identified cost $54,793,624)                             $62,417,110
Receivables
 Investment securities sold                                  9,996,581
 Fund shares sold                                              109,878
 Dividends and interest                                         78,499
                                                            -----------
  Total assets                                              72,602,068
                                                            -----------
Liabilities
Payables
 Custodian                                                      70,159
 Fund shares repurchased                                    10,321,956
 Investment securities purchased                               127,173
 Investment advisory fee                                        22,023
 Financial agent fee                                             5,266
 Transfer agent fee                                              4,400
 Distribution fee                                                3,830
 Trustees' fee                                                   1,122
Accrued expenses                                                64,667
                                                            -----------
  Total liabilities                                         10,620,596
                                                            -----------
Net Assets                                                 $61,981,472
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest           $48,995,450
Accumulated net realized gain                                5,362,536
Net unrealized appreciation                                  7,623,486
                                                            -----------
Net Assets                                                 $61,981,472
                                                            ===========
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $44,350,168)           1,310,362

Net asset value and offering price per share                $    33.85

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,631,304)             520,694
Net asset value and offering price per share                $    33.86


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

Investment Income
Dividends                                                $   882,176
Interest                                                     269,325
                                                         -----------
  Total investment income                                  1,151,501
                                                         -----------
Expenses
Investment advisory fee                                      515,459
Distribution fee--Class Y                                     52,154
Financial agent fee                                           62,000
Transfer agent                                                50,376
Registration                                                  43,182
Custodian                                                     23,646
Professional                                                  19,322
Trustees                                                      13,309
Printing                                                       2,226
Miscellaneous                                                 15,227
                                                         -----------
  Total expenses                                             796,901
  Less expenses borne by investment adviser                 (143,366)
                                                         -----------
  Net expenses                                               653,535
                                                         -----------
Net investment income                                        497,966
                                                         -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           27,922,808
Net realized loss on foreign currency transactions              (132)
Net change in unrealized appreciation (depreciation)      (8,683,661)
                                                         -----------
Net gain on investments                                   19,239,015
                                                         -----------
Net increase in net assets resulting from
  operations                                             $19,736,981
                                                         ===========


                        See Notes to Financial Statements
22

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             From Inception
                                                                                          Year Ended        March 1, 1996 to
                                                                                      December 31, 1997     December 31, 1996
                                                                                     -------------------   ------------------
From Operations
 Net investment income                                                                  $     497,966        $      930,570
 Net realized gain                                                                         27,922,676            28,236,436
 Net change in unrealized appreciation (depreciation)                                      (8,683,661)          (12,435,676)
                                                                                        -------------        --------------
 Increase in net assets resulting from operations                                          19,736,981            16,731,330
                                                                                        -------------        --------------
From Distributions to Shareholders
 Net investment income--Class X                                                              (454,672)             (835,353)
 Net investment income--Class Y                                                              (109,947)              (86,185)
 Net realized gains--Class X                                                              (27,451,354)          (12,433,098)
 Net realized gains--Class Y                                                               (8,523,137)           (2,389,027)
 In excess of net investment income--Class X                                                  (20,589)                   --
 In excess of net investment income--Class Y                                                   (4,979)                   --
                                                                                        -------------        --------------
 Decrease in net assets from distributions to shareholders                                (36,564,678)          (15,743,663)
                                                                                        -------------        --------------
From Share Transactions
Class X
 Proceeds from sales of shares (186,821 and 200,121 shares, respectively)                   8,631,368             9,732,878
 Net asset value of shares issued from reinvestment of distributions (760,770 and
  275,344 shares, respectively)                                                            27,925,887            13,268,434
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account S (0 and 3,807,589 shares, respectively)                                        --           182,803,604
 Cost of shares repurchased (1,381,997 and 2,538,286 shares, respectively)                (61,947,854)         (124,359,905)
                                                                                        -------------        --------------
Total                                                                                     (25,390,599)           81,445,011
                                                                                        -------------        --------------
Class Y
 Proceeds from sales of shares (34,497 and 68,980 shares, respectively)                     1,706,016             3,405,171
 Net asset value of shares issued from reinvestment of distributions (235,940 and
  51,358 shares, respectively)                                                              8,638,038             2,475,206
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account S (0 and 493,631 shares, respectively)                                          --            23,699,396
 Cost of shares repurchased (234,220 and 129,492 shares, respectively)                    (11,860,743)           (6,295,994)
                                                                                        -------------        --------------
Total                                                                                      (1,516,689)           23,283,779
                                                                                        -------------        --------------
 Increase (decrease) in net assets from share transactions                                (26,907,288)          104,728,790
                                                                                        -------------        --------------
 Net increase (decrease) in net assets                                                    (43,734,985)          105,716,457
Net Assets
 Beginning of period                                                                      105,716,457                     0
                                                                                        -------------        --------------
 End of period (including undistributed net investment income of $0 and
  $66,653, respectively)                                                                $  61,981,472        $  105,716,457
                                                                                        =============        ==============


                       See Notes to Financial Statements

Institutional Growth Stock Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                           Class X                                    Class Y
                                          -----------------------------------------   ----------------------------------------
                                                                    From Inception                              From Inception
                                                Year Ended             3/1/96 to            Year Ended            3/1/96 to
                                                 12/31/97              12/31/96              12/31/97              12/31/96
                                          ----------------------   ----------------   ----------------------   ---------------
Net asset value, beginning of period            $47.42                $48.01               $47.43                  $48.01
Income from investment operations(6)
 Net investment income                            0.31(4)(7)            0.34(4)              0.18(5)(7)              0.18(5)
 Net realized and unrealized gain                10.60                  4.89                10.59                    4.95
                                              -------------           -----------         -------------           -----------
  Total from investment operations               10.91                  5.23                10.77                    5.13
                                              -------------           -----------         -------------           -----------
Less distributions
 Dividends from net investment income            (0.39)                (0.30)               (0.31)                  (0.19)
 Dividends from net realized gains              (24.07)(8)             (5.52)              (24.02)(8)               (5.52)
 In excess of net investment income              (0.02)                   --                (0.01)                     --
                                              -------------           -----------         -------------           -----------
  Total distributions                           (24.48)                (5.82)              (24.34)                  (5.71)
                                              -------------           -----------         -------------           -----------
Change in net asset value                       (13.57)                (0.59)              (13.57)                  (0.58)
                                              -------------           -----------         -------------           -----------
Net asset value, end of period                  $33.85                $47.42               $33.86                  $47.43
                                              =============         =============       ===============         =============
Total return                                     25.76%                10.71%(2)            25.46%                  10.48%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)          $44,350               $82,739              $17,631                 $22,978
Ratio to average net assets of:
 Operating expenses                               0.70%                 0.70%(1)             0.95%                   0.95%(1)
 Net investment income                            0.64%                 0.65%(1)             0.39%                   0.39%(1)
Portfolio turnover                                 148%                   99%(2)              148%                     99%(2)
Average commission rate paid(3)                $0.0503               $0.0543              $0.0503                 $0.0543

(1) Annualized
(2) Not annualized
(3) A fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(4) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.04, respectively.
(5) Includes reimbursement of operating expenses by investment adviser of $0.08 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) Computed using average shares outstanding.
(8) Includes amounts distributed as income and redesignated for tax purposes.

                     See Notes to Financial Statements
24

INSTITUTIONAL MONEY MARKET PORTFOLIO

INVESTMENT ADVISER'S REPORT

     Institutional Money Market Portfolio continued to perform well during this 12-month reporting period. As of December 31, 1997, the seven-day current yield for Class X shares was 5.48% and 5.23% for Class Y shares compared with the 5.05% IBC Money Fund Average as reported in IBC's Money Fund Report. Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

     Money markets were quite volatile over the last year. Fourth-quarter GDP rose 4.3%, showing strength in the employment and wages components. Continued strength into the first quarter of 1997 and growing concerns over inflation prompted the Federal Reserve to preemptively raise rates from 5.25% to 5.50%.

     In the months that followed the tightening, economic data continued to show pockets of strength. Concerns over the strength of the economy and fears of rekindled inflation increased cash flows in the short end of the market. However, moderate growth with well-behaved inflation kept the Federal Reserve on hold indefinitely.

     The summer months were marked by continued mixed economic data. Warnings from the Federal Reserve referencing an over enthusiastic stock market and signs of rising inflation rumbled through the markets. Short-term interest rates were very volatile at this time, and by early fall there was a definitive feeling in the markets of another rate increase. Subsequently, unexpected turmoil in the Asian markets caused unstable markets globally, most likely keeping the Fed on hold indefinitely.

     Uncertainty as to how the Asian turmoil would impact the domestic markets prevailed through year-end. Normal year-end pressures offered attractive buying opportunities to extend the Fund's average maturity to 52 days.

     Throughout most of the year, average maturity was held relatively neutral. Our strategy has been to manage the Fund's average maturity as opposed to predicting rates. The volatility in the world markets has proven this strategy to be effective. We continued to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1.

OUTLOOK

     For the near future, we anticipate slower U.S. economic growth due to the recent shakeup in the world markets. Growth is expected to decelerate with inflation remaining subdued. However, if inflation fears are rekindled, the Fed is likely to be diligent in reacting by raising rates.

     We will continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate securities. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.

Institutional Money Market Portfolio
--------------------------------------------------------------------------------


[LINE CHART]


Monthly Yield Comparison

      Institutional
      Money Market
       Portfolio      IBC Money
       --Class X    Fund Report**
      ------------  -------------

1/97      5.08%         4.77%
2/97      5.05%         4.75%
3/97      5.10%         4.75%
4/97      5.18%         4.85%
5/97      5.25%         4.91%
6/97      5.24%         4.95%
7/97      5.26%         4.94%
8/97      5.26%         4.94%
9/97      5.23%         4.93%
10/97     5.23%         4.92%
11/97     5.26%         4.97%
12/97     5.39%         5.05%

[/LINE CHART]


  Money market monthly yield is the average annualized yield, without compounding, for the 30-day period ending on the last day of the month indicated.

**Average monthly yield of taxable money market funds as reported by IBC's
  Money Fund Report.


Average Annual Total Returns for Periods
Ending 12/31/97


                      1 Year      5 Years     10 Years
------------------------------------------------------
Class X                 5.34%       4.65%       5.78%
------------------------------------------------------
Class Y                 5.08%       4.31%       5.40%
------------------------------------------------------
90-day T-bills*         5.24%       4.70%       5.60%
------------------------------------------------------


   Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). The total return assumes reinvestment of dividends and capital gains. Returns indicate past performance, which is not indicative of future performance. The Institutional Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

     *90-day Treasury bills as reported by Salomon Brothers.

Institutional Money Market Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


   Face
  Amount                 Interest   Maturity
  (000)    Description     Rate       Date    Value
--------- ------------- ---------- --------- ------------
FEDERAL AGENCY SECURITIES--8.8%
$  110    FNMA (c) ..       6.05%   1/12/98   $  110,002
   260    FNMA (c) ..       6.02    1/20/98      260,008
   500    FHLB ......       5.78    1/28/98      500,000
                                              ----------
TOTAL FEDERAL AGENCY SECURITIES . . . . . .      870,010
                                              ----------

                                    Reset
                                     Date
                                   -------
FEDERAL AGENCY SECURITIES--VARIABLE--17.3% (b)
 1,000    SLMA (final
          maturity
            2/22/99) ...    5.63     1/6/98    1,000,000
   700    FNMA (final
          maturity
            12/14/98) ..    5.51    3/14/98      699,634
                                              ----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE      1,699,634
                                              ----------


                           Standard
                           & Poor's
                            Rating                    Maturity
                          (Unaudited)                   Date
                          -----------                 --------
COMMERCIAL PAPER--80.1%
     500   Koch Industries,
             Inc. ................. A-1+       6.70    1/2/98   499,907
     290   AlliedSignal, Inc. ..... A-1        6.00    1/5/98   289,807
     200   General Electric
             Capital Corp. ........ A-1+       6.25    1/5/98   199,861
     350   Greenwich Funding
             Corp. ................ A-1+       5.78    1/5/98   349,775
     235   Preferred
             Receivables
             Funding Corp. ........ A-1        5.95    1/6/98   234,806
     100   Sara Lee Corp. ......... A-1+       6.05    1/7/98    99,899
     250   Minnesota Mining
             & Manufacturing
             Co. .................. A-1+       5.90    1/9/98   249,672
     270   Potomac Electric
             Power Co. ............ A-1        6.10    1/9/98   269,634
     265   Receivables Capital
             Corp. ................ A-1+       5.90    1/9/98   264,652
     220   International Lease
             Finance Corp. ........ A-1        5.95   1/12/98   219,600
     330   Exxon Imperial
             U.S., Inc. ........... A-1+       5.82   1/13/98   329,360



                                         Standard
    Face                                 & Poor's
   Amount                                 Rating      Interest   Maturity
   (000)            Description        (Unaudited)      Rate       Date            Value
----------- -------------------------- ------------- ---------- ---------- -------------------
COMMERCIAL PAPER--continued
$  250      Corporate Receivables
              Corp. .................. A-1             5.875%    1/14/98     $     249,470
   300      Deutsche Bank, NY ........ A-1+             5.64     1/15/98           300,000
   455      Koch Industries, Inc.      A-1+             5.90     1/15/98           453,956
   425      Vermont American
              Corp. .................. A-1+             6.20     1/16/98           423,902
   250      General Electric Co. ..... A-1+             5.75     1/21/98           249,201
   250      Receivables Capital
              Corp. .................. A-1+             5.81     1/26/98           248,991
   350      CXC, Inc. ................ A-1+             5.57     1/27/98           348,592
   365      Goldman, Sachs
              & Co. .................. A-1+             5.85     1/30/98           363,280
   250      Merrill Lynch & Co.,
              Inc. ................... A-1+             5.58     1/30/98           248,876
   300      Pitney Bowes Credit
              Corp. .................. A-1+             5.52     1/30/98           298,666
   345      Corporate Asset
              Funding Co., Inc. ...... A-1+             5.90      2/4/98           343,077
   350      Procter & Gamble Co.       A-1+             5.63     2/11/98           347,756
   250      Preferred Receivables
              Funding Corp. .......... A-1              5.83     2/12/98           248,300
   240      AT&T Corp. ............... A-1+             5.75     2/27/98           237,815
   255      Enterprise Funding
              Corp. .................. A-1+             5.69     2/27/98           252,703
   270      General Re Corp. ......... A-1+             5.73     3/13/98           266,949
                                                                             -------------
TOTAL COMMERCIAL PAPER .................................................         7,888,507
                                                                             -------------
MEDIUM-TERM NOTES--5.1%
   100      General Electric
              Capital Corp. .......... A-1+             7.125     4/6/98           100,321
   400      Associates
              Corporation of
              North America .......... AA-              6.375    8/15/98           401,077
                                                                             -------------
TOTAL MEDIUM-TERM NOTES ................................................           501,398
                                                                             -------------
TOTAL INVESTMENTS--111.3%
 (Identified cost $10,959,549)..........................................        10,959,549(a)
 Cash and receivables, less liabilities--(11.3%) .......................        (1,109,175)
                                                                             -------------
NET ASSETS--100.0%  ....................................................     $   9,850,374
                                                                             =============

(a) Federal Income Tax Information: At December 31, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.
(c) Medium-term Note.

                       See Notes to Financial Statements
                                                                              27

Institutional Money Market Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997



Assets
Investment securities at value
  (Identified cost $10,959,549)                             $10,959,549
Cash                                                             8,759
Receivables
 Fund shares sold                                              149,080
 Interest                                                       60,453
 Receivable from adviser                                        10,680
                                                            -----------
  Total assets                                              11,188,521
                                                            -----------
Liabilities
Payables
 Fund shares repurchased                                     1,262,532
 Dividend distributions                                         12,184
 Transfer agent fee                                              4,250
 Financial agent fee                                             3,992
 Trustees' fee                                                   1,122
 Distribution fee                                                  347
Accrued expenses                                                53,720
                                                            -----------
  Total liabilities                                          1,338,147
                                                            -----------
Net Assets                                                  $9,850,374
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $9,850,374
                                                            -----------
Net Assets                                                  $9,850,374
                                                            ===========
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,128,849)            8,128,849

Net asset value and offering price per share                     $1.00

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,721,525)            1,721,525

Net asset value and offering price per share                     $1.00



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



Investment Income
Interest                                        $647,426
                                                --------
  Total investment income                        647,426
                                                --------
Expenses
Investment advisory fee                           29,153
Distribution fee--Class Y                          4,269
Financial agent fee                               46,998
Transfer agent                                    46,157
Registration                                      28,766
Professional                                      16,901
Trustees                                          13,509
Custodian                                         11,423
Printing                                           4,962
Miscellaneous                                      5,982
                                                --------
  Total expenses                                 208,120
  Less expenses borne by investment adviser     (163,040)
                                                --------
  Net expenses                                    45,080
                                                --------
Net investment income                            602,346
                                                --------
Net increase in net assets resulting from
  operations                                    $602,346
                                                ========


                        See Notes to Financial Statements
28

Institutional Money Market Portfolio
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                                 From Inception
                                                                                                Year Ended      March 1, 1996 to
                                                                                            December 31, 1997   December 31, 1996
                                                                                           ------------------- ------------------
From Operations
 Net investment income                                                                        $     602,346      $     563,801
                                                                                              -------------      -------------
 Increase in net assets resulting from operations                                                   602,346            563,801
                                                                                              -------------      -------------
From Distributions to Shareholders
 Net investment income--Class X                                                                    (517,729)          (454,271)
 Net investment income--Class Y                                                                     (84,617)          (109,530)
                                                                                              -------------      -------------
 Decrease in net assets from distributions to shareholders                                         (602,346)          (563,801)
                                                                                              -------------      -------------
From Share Transactions
Class X
 Proceeds from sales of shares (13,237,363 and 17,010,234 shares, respectively)                  13,237,363         17,010,234
 Net asset value of shares issued from reinvestment of distributions (504,476 and 438,107
  shares, respectively)                                                                             504,476            438,107
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account G (0 and 8,106,057 shares, respectively)                                              --          8,106,057
 Cost of shares repurchased (20,794,521 and 10,372,867 shares, respectively)                    (20,794,521)       (10,372,867)
                                                                                              -------------      -------------
Total                                                                                            (7,052,682)        15,181,531
                                                                                              -------------      -------------
Class Y
 Proceeds from sales of shares (1,448,463 and 2,849,561 shares, respectively)                     1,448,463          2,849,561
 Net asset value of shares issued from reinvestment of distributions (83,278 and 105,240
  shares, respectively)                                                                              83,278            105,240
 Net asset value of shares issued in conjunction with conversion of PHL
  Pooled Separate Account G (0 and 2,666,813 shares, respectively)                                       --          2,666,813
 Cost of shares repurchased (1,939,870 and 3,491,960 shares, respectively)                       (1,939,870)        (3,491,960)
                                                                                              -------------      -------------
Total                                                                                              (408,129)         2,129,654
                                                                                              -------------      -------------
 Increase (decrease) in net assets from share transactions                                       (7,460,811)        17,311,185
                                                                                              -------------      -------------
 Net increase (decrease) in net assets                                                           (7,460,811)        17,311,185
Net Assets
 Beginning of period                                                                             17,311,185                  0
                                                                                              -------------      -------------
 End of period                                                                                $   9,850,374      $  17,311,185
                                                                                              =============      =============


                       See Notes to Financial Statements                      29

Institutional Money Market Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                       Class X                            Class Y
                                          ---------------------------------   --------------------------------
                                                            From Inception                      From Inception
                                            Year Ended         3/1/96 to        Year Ended        3/1/96 to
                                             12/31/97          12/31/96          12/31/97          12/31/96
                                          --------------   ----------------   --------------   ---------------
Net asset value, beginning of period           $1.00             $1.00             $1.00             $1.00
Income from investment operations
 Net investment income                         0.052(3)          0.043(3)          0.050(4)          0.040(4)
                                            ----------        ----------        ----------        ----------
  Total from investment operations             0.052             0.043             0.050             0.040
                                            ----------        ----------        ----------        ----------
Less distributions
 Dividends from net investment income         (0.052)           (0.043)           (0.050)           (0.040)
                                            ----------        ----------        ----------        ----------
Change in net asset value                         --                --                --                --
                                            ----------        ----------        ----------        ----------
Net asset value, end of period                 $1.00             $1.00             $1.00             $1.00
                                            ==========        ==========        ==========        ==========
Total return                                    5.34%             4.34%(2)          5.08%             4.11%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)         $8,129           $15,182            $1,722            $2,130
Ratio to average net assets of:
 Operating expenses                             0.35%             0.35%(1)          0.60%             0.60%(1)
 Net investment income                          5.20%             5.08%(1)          4.96%             4.84%(1)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.01 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.01 and less than $0.01, respectively.

                        See Notes to Financial Statements
30

INSTITUTIONAL U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT ADVISER'S REPORT

     For the 12 months ended December 31, 1997, U.S. Government Securities Portfolio Class X shares returned 6.69% and Class Y shares earned 6.44% compared with 6.65% for the Lehman Brothers 1-2.99 Year Government Bond Index. All performance figures assume reinvestment of dividends and are net of fees.

     Favorable market conditions continued to prevail during 1997 as the economy settled into a more moderate, sustainable pace and inflation remained in check. For the first three quarters of the year, investors were rewarded for taking incremental risk. The credit-sensitive and mortgage sectors of the fixed-income market were the top performers.

     However, in late October the economic turmoil in Asia spilled over to markets around the world. Spreads widened as investors moved to high-quality issues, particularly Treasuries. Because of our large position in Treasuries, the Portfolio benefited from this "flight to quality." Performance also benefited from our weighting in short-term mortgage-backed issues during the first part of the year.

OUTLOOK

     The bond market is likely to remain volatile until the Asian "crisis" is resolved, and the after effects are more clearly understood. Treasuries continue to be attractive as the domestic economy remains on track and inflation stays in check.

     The low interest rate environment has raised investor concern over prepayment risk in the mortgage-backed sector. We will continue to monitor market developments to identify an opportunity to selectively add to our position in high-quality short-term mortgage-backed issues.

     Duration will be kept equal to the Portfolio's benchmark to minimize interest rate surprises. As always, we will continue to conservatively manage the Portfolio to maximize total return.

Institutional U.S. Government Securities Portfolio
--------------------------------------------------------------------------------


[LINE CHART]


            Institutional
             U.S. Gov't
              Securities        Lehmann 1-2.99
              Portfolio          Year Gov't
               --Class X          Bond Index*
             -------------     --------------
9/30/91        5,000,000         5,000,000
12/31/91       5,212,030         5,183,470
12/31/92       5,552,930         5,507,170
12/31/93       5,919,000         5,803,720
12/31/94       5,926,390         5,883,610
12/31/95       6,654,470         6,465,930
12/31/96       7,001,150         6,795,280
12/31/97       7,469,754         7,247,458

[/LINE CHART]


Average Annual Total Returns for Periods
Ending 12/31/97

                                                         From Inception
                                                           9/30/91 to
                                 1 Year      5 Years        12/31/97
-----------------------------------------------------------------------
Class X                            6.69%       6.11%          6.63%
-----------------------------------------------------------------------
Class Y                            6.44%       6.35%          5.82%
-----------------------------------------------------------------------
Lehman Brothers 1-2.99 Year
   Government Bond Index*          6.65%       5.65%          6.11%
-----------------------------------------------------------------------


     This chart assumes an initial gross investment of $5,000,000 made on 9/30/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

     Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.



     *The Lehman Brothers 1-2.99 year Government Bond Index is an unmanaged but commonly used measure of non-mortgaged, short-term government securities performance.

Institutional U.S. Government Securities Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)          VALUE
                                                --------------- --------- ------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--74.2%
U.S. Treasury Notes--41.7%
  U.S. Treasury Notes 5.875%,
    10/31/98 ..................................     AAA          $  250     $    250,390
  U.S. Treasury Notes 5.875%,
    2/28/99 ...................................     AAA             500          501,360
  U.S. Treasury Notes 5.625%,
    10/31/99 ..................................     AAA           1,500        1,498,125
  U.S. Treasury Notes 5.75%,
    11/30/02 ..................................     AAA             750          750,703
  U.S. Treasury Notes 6.50%,
    10/15/06 ..................................     AAA             500          523,460
                                                                              ----------
                                                                               3,524,038
                                                                            ------------
Agency Mortgage-Backed Securities--32.5%
  FNMA 5.25%, 8/25/13 .........................     AAA           1,417        1,409,320
  FNMA 5.50%, 2/25/14 .........................     AAA           1,343        1,336,974
                                                                              ----------
                                                                               2,746,294
                                                                            ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $6,221,942) ........................................        6,270,332
                                                                            ------------


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)          VALUE
                                                --------------- --------- ------------------
MUNICIPAL BONDS--5.7%
  Chicago Public Building
    Taxable 7%, 1/1/07 (b) ....................     AAA          $  450     $    479,776
                                                                            ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $447,854) ............................................         479,776
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS--79.9%
 (Identified cost $6,669,796) ..........................................       6,750,108
                                                                            ------------
SHORT-TERM OBLIGATIONS--19.5%
Federal Agency Securities--19.5%
  FHLMC 5.75%, 1/20/98 ......................................     1,655        1,649,978
                                                                            ------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $1,649,978) ..........................................       1,649,978
                                                                            ------------
TOTAL INVESTMENTS--99.4%
 (Identified cost $8,319,774) ..........................................       8,400,086(a)
  Cash and receivables, less liabilities--0.6% .........................          51,353
                                                                            ------------
NET ASSETS--100.0% ......................................................     $8,451,439
                                                                            ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $80,312 and gross depreciation of $0 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $8,319,774.
(b) These municipal bonds are fully defeased by U.S. Government Treasury Obligations.

                       See Notes to Financial Statements
                                                                              33

Institutional U.S. Government Securities Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997



Assets
Investment securities at value
 (Identified cost $8,319,774)                                $8,400,086
Cash                                                             15,575
Receivables
 Interest                                                        65,729
 Fund shares sold                                                20,794
 Receivable from adviser                                          9,224
                                                             ----------
  Total assets                                                8,511,408
                                                             ----------
Liabilities
Payables
 Fund shares repurchased                                            146
 Financial agent fee                                              6,964
 Transfer agent fee                                               3,725
 Trustees' fee                                                    1,122
 Distribution fee                                                   858
Accrued expenses                                                 47,154
                                                             ----------
  Total liabilities                                              59,969
                                                             ----------
Net Assets                                                   $8,451,439
                                                             ==========
Net Assets Consist of:
Capital paid in on shares of beneficial interest             $8,569,084
Undistributed net investment income                               3,572
Accumulated net realized loss                                  (201,529)
Net unrealized appreciation                                      80,312
                                                             ----------
Net Assets                                                   $8,451,439
                                                             ==========
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,432,450)               334,198

Net asset value and offering price per share                     $13.26

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,018,989)               303,212

Net asset value and offering price per share                     $13.25


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



Investment Income
Interest                                                   $470,872
                                                           --------
  Total investment income                                   470,872
                                                           --------
Expenses
Investment advisory fee                                      25,340
Distribution fee--Class Y                                    10,506
Financial agent fee                                          82,000
Transfer agent                                               41,097
Registration                                                 34,931
Professional                                                 17,286
Trustees                                                     13,409
Printing                                                      3,916
Custodian                                                     2,976
Miscellaneous                                                 3,908
                                                           --------
  Total expenses                                            235,369
  Less expenses borne by investment adviser                (191,076)
                                                           --------
  Net expenses                                               44,293
                                                           --------
Net investment income                                       426,579
                                                           --------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              75,919
Net change in unrealized appreciation (depreciation) on
  investments                                                49,718
                                                           --------
Net gain on investments                                     125,637
                                                           --------
Net increase in net assets resulting from
  operations                                               $552,216
                                                           ========


                        See Notes to Financial Statements
34

Institutional U.S. Government Securities Portfolio
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                            From Inception
                                                                                         Year Ended        March 1, 1996 to
                                                                                     December 31, 1997     December 31, 1996
                                                                                    -------------------   ------------------
From Operations
 Net investment income                                                                 $    426,579          $    467,991
 Net realized gain (loss)                                                                    75,919              (236,317)
 Net change in unrealized appreciation (depreciation)                                        49,718               193,233
                                                                                       ------------          ------------
 Increase in net assets resulting from operations                                           552,216               424,907
                                                                                       ------------          ------------
From Distributions to Shareholders
 Net investment income--Class X                                                            (215,503)             (297,193)
 Net investment income--Class Y                                                            (211,076)             (170,798)
 In excess of net investment income--Class X                                                (21,208)              (33,911)
 In excess of net investment income--Class Y                                                (20,773)              (19,488)
                                                                                       ------------          ------------
 Decrease in net assets from distributions to shareholders                                 (468,560)             (521,390)
                                                                                       ------------          ------------
From Share Transactions
Class X
 Proceeds from sales of shares (112,978 and 68,722 shares, respectively)                  1,507,428               922,793
 Net asset value of shares issued from reinvestment of distributions (17,887 and
  21,717 shares, respectively)                                                              236,709               285,465
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account U (0 and 826,222 shares, respectively)                                        --            11,033,355
 Cost of shares repurchased (156,630 and 556,698 shares, respectively)                   (2,080,993)           (7,465,688)
                                                                                       ------------          ------------
Total                                                                                      (336,856)            4,775,925
                                                                                       ------------          ------------
Class Y
 Proceeds from sales of shares (146,257 and 199,852 shares, respectively)                 1,941,555             2,672,950
 Net asset value of shares issued from reinvestment of distributions (17,536 and
  14,474 shares, respectively)                                                              231,847               190,283
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account U (0 and 150,065 shares, respectively)                                        --             2,003,966
 Cost of shares repurchased (132,875 and 92,097 shares, respectively)                    (1,781,224)           (1,234,180)
                                                                                       ------------          ------------
Total                                                                                       392,178             3,633,019
                                                                                       ------------          ------------
 Increase in net assets from share transactions                                              55,322             8,408,944
                                                                                       ------------          ------------
 Net increase in net assets                                                                 138,978             8,312,461
Net Assets
 Beginning of period                                                                      8,312,461                     0
                                                                                       ------------          ------------
 End of period (including undistributed net investment income of $3,572
  and $0, respectively)                                                                $  8,451,439          $  8,312,461
                                                                                       ============          ============


                       See Notes to Financial Statements
                                                                              35

Institutional U.S. Government Securities Portfolio
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                           Class X                                        Class Y
                                        ---------------------------------------------  ---------------------------------------------
                                                                   From Inception                                 From Inception
                                              Year Ended              3/1/96 to              Year Ended              3/1/96 to
                                               12/31/97               12/31/96                12/31/97               12/31/96
                                        ---------------------- ----------------------  ---------------------- ----------------------
Net asset value, beginning of period           $13.15                $13.35                 $13.14                $13.35
Income from investment operations(6)
 Net investment income                           0.69(3)(5)            0.62(3)(5)             0.65(4)(5)            0.59(4)(5)
 Net realized and unrealized gain                0.18                  0.02                   0.19                  0.01
                                            --------------         --------------          --------------         --------------
  Total from investment operations               0.87                  0.64                   0.84                  0.60
                                            --------------         --------------          --------------         --------------
Less distributions
 Dividends from net investment income           (0.69)                (0.75)                 (0.66)                (0.73)
 In excess of net investment income             (0.07)                (0.09)                 (0.07)                (0.08)
                                            --------------         --------------          --------------         --------------
  Total distributions                           (0.76)                (0.84)                 (0.73)                (0.81)
                                            --------------         --------------          --------------         --------------
Change in net asset value                        0.11                 (0.20)                  0.11                 (0.21)
                                            --------------         --------------          --------------         --------------
Net asset value, end of period                 $13.26                $13.15                 $13.25                $13.14
                                            ==============         ==============          ==============         ==============
Total return                                     6.69%                 4.86%(2)               6.44%                 4.56%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)          $4,432                $4,734                 $4,019                $3,578
Ratio to average net assets of:
 Operating expenses                              0.40%                 0.40%(1)               0.65%                 0.65%(1)
 Net investment income                           5.18%                 5.58%(1)               4.92%                 5.32%(1)
Portfolio turnover                                232%                  175%(2)                232%                  175%(2)



(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.30 and $0.19, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.30 and $0.19, respectively.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                        See Notes to Financial Statements
36

INSTITUTIONAL ENHANCED RESERVES PORTFOLIO

INVESTMENT ADVISER'S REPORT

     For the 12 months ended December 31, 1997, Class X shares provided a total return of 6.03% and Class Y shares returned 5.75% compared with 5.95% for the Merrill Lynch 1-Year Treasury Bill. All performance figures assume reinvestment of dividends and are net of fees.

     The U.S. fixed-income market received a significant demand boost in the fourth quarter due to worldwide uncertainty with regard to the deterioration of Southeast Asia. The lingering negative worldwide implications caused investors to turn to the "safe haven" of the U.S. Treasury market. Lower yields also generated significant increases in supply, especially in the asset-backed and corporate markets.

     The deluge of supply, highlighted by an increase in worldwide swap spreads, caused spreads to Treasuries to widen during the quarter. The positive implications of the international crisis were the potential dampening impact on the domestic economy and inflationary pressures that practically removed the likelihood of a tightening of monetary policy.

     The tremendous rally sparked by the "flight to quality" and the potential slowdown in the U.S. economy provided the Portfolio with another great opportunity to add incremental value. Additionally, the benign inflationary outlook sent yields on longer securities close to levels not seen since October 1993.

     Despite the recent wider spreads in non-Treasury securities, performance still exceeded the benchmark index. Our ability to actively manage duration and yield curve exposure were key to our success. Also, the ability to include a wide array of high quality and liquid securities proved beneficial despite the modest widening in spreads.

OUTLOOK

     The bond market has apparently already priced in the persistent worldwide crisis and its possible implications to U.S. monetary policy. The yields on Treasuries that mature within one year are trading below the targeted Fed funds rate of 5.50%. Strong domestic economic underpinnings probably limit much price upside from these current levels given that the Fed still has not publicly shifted from its pro-tightening bias.

     A further decline in interest rates would suggest that the market was anticipating an ease in monetary policy. We plan to add value by remaining duration neutral with an increased bias to add yield to the Portfolio. We believe recent market turmoil and its effects on spreads present a long-term opportunity.

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------



[LINE CHART]


                Institutional         Merrill Lynch
              Enhanced Reserves          1 Year
               Portfolio--Class X     Treasury Bill*
              ------------------      --------------
6/27/94             5,000,000            5,000,000
12/31/94            5,102,600            5,089,750
12/31/95            5,550,530            5,492,360
12/31/96            5,760,170            5,794,400
12/31/97           $6,107,597           $6,139,053

[/LINE CHART]



Average Annual Total Returns for Periods
Ending 12/31/97

                                          From Inception     From Inception
                                            6/27/94 to         11/1/96 to
                              1 Year         12/31/97           12/31/97
---------------------------------------------------------------------------
Class X                         6.03%         5.85  %               --
---------------------------------------------------------------------------
Class Y                         5.75%            --               5.45%
---------------------------------------------------------------------------
Merrill Lynch
   1 Year Treasury Bill         5.95%          6.03%*             5.84%
---------------------------------------------------------------------------

     This chart assumes an initial gross investment of $5,000,000 made on 6/27/94 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

     Performance data is based on the Portfolio's past performance as Duff & Phelps Enhanced Reserves Fund prior to July 19, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


     *1 year Treasury bill as reported by Merrill Lynch.
      Information from 7/1/94 to 12/31/97.

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                                      MOODY'S
                                                                        BOND           PAR
                                                                       RATING         VALUE
                                                                    (Unaudited)       (000)          VALUE
                                                                  --------------- ------------ -----------------
U.S. GOVERNMENT AND AGENCY SECURITIES--18.9%
U.S. Treasury Notes--12.1%
  U.S. Treasury Notes 7.75%,
    1/31/00 ..................................................... Aaa                $4,000    $4,161,248
  U.S. Treasury Notes 5.75%,
    10/31/02 .................................................... Aaa                 5,200     5,206,500
                                                                                               ----------
                                                                                                9,367,748
                                                                                               ----------
Agency Asset-Backed Securities--5.2%
  SLMA 97-1, A1 5.715%,
    10/25/05 (b) ................................................ Aaa                 2,686     2,683,059
  SLMA 97-2, A1 5.795%,
    10/25/05 (b) ................................................ Aaa                 1,359     1,351,762
                                                                                               ----------
                                                                                                4,034,821
                                                                                               ----------
Agency Mortgage-Backed Securities--1.6%
  FNMA 7.739%, 3/1/20 ........................................... Aaa                 1,162     1,219,320
                                                                                               ----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $14,597,637) .............................................................   14,621,889
                                                                                               ----------
NON-CONVERTIBLE BONDS--68.8%
Asset-Backed Securities--41.4%
  Amresco 97-2, A9 6.179%,
    6/25/27 (b) ................................................. Aaa                 1,739     1,739,304
  CIT RV Trust 96-A, A 5.40%,
    12/15/11 .................................................... Aaa                 1,582     1,570,449
  Case Equipment Loan Trust
    94-C, A2 8.10%, 6/15/01 ..................................... Aaa                 1,291     1,302,159
  ContiMortgage Home Equity
    Loan Trust 97-3, A10 6.19%,
    8/15/28 (b) ................................................. Aaa                 1,760     1,758,546
  Discover Card Master Trust 96-4,
    A 6.355%, 10/16/13 (b) ...................................... Aaa                 2,500     2,547,225
  First Plus Home Loan Trust
    96-2, A1 6.80%, 6/20/05 ..................................... Aaa                   875       873,321
  First Plus Home Loan Trust
    97-3, A1 6.10%, 4/10/06 (b) ................................. AAA(c)              2,135     2,134,301
  Fleetwood Credit Corporation
    Grantor Trust 93-A, A 6%,
    1/15/08 ..................................................... Aaa                 1,791     1,783,761
  Ford Credit Grantor Trust 95-A,
    A 5.90%, 5/15/00 ............................................ Aaa                   687       687,852
  Green Tree Financial Corp.
    96-8, A2 6.55%, 10/15/27 .................................... Aaa                 3,000     3,043,500
  Green Tree Home Improvement
    Loan Trust 97-A, HEAR
    6.17%, 3/15/27 (b) .......................................... AAA(c)              2,128     2,125,461
  Household Consumer Loan Trust
    96-2, A2 6.30%, 8/15/06 (b) ................................. Aa                  3,000     3,005,337
  MBNA Master Credit Card Trust
    94-B, A 5.77%, 1/15/02 (b) .................................. Aaa                 2,500     2,508,175
  Money Store (The) 96-C, A1
    6.70%, 9/15/08 .............................................. Aaa                   398       399,823


                                                                      MOODY'S
                                                                        BOND           PAR
                                                                       RATING         VALUE
                                                                    (Unaudited)       (000)          VALUE
                                                                  --------------- ------------ -----------------
Asset-Backed Securities--continued
  Money Store (The) 95-A, A7
    6.645%, 6/15/25 (b) ......................................... Aaa                $1,851    $1,869,312
  UCFC Home Equity Loan
    96-B1, A3 7.30%, 4/15/14 .................................... Aaa                 1,000     1,012,500
  UCFC Home Equity Loan 97-D,
    A3 6.51%, 1/15/16 ........................................... Aaa                 2,500     2,506,250
  Western Financial Grantor Trust
    95-2, A1 7.10%, 7/1/00 ...................................... Aaa                 1,066     1,075,104
                                                                                               ----------
                                                                                               31,942,380
                                                                                               ----------
Banks (Major Regional)--3.1%
  Northern Trust Capital 6.278%,
    1/15/27 (b) ................................................. A                   2,500     2,409,375
                                                                                               ----------
Banks (Money Center)--3.2%
  Chase Capital II 6.25%,
    2/1/27 (b) .................................................. Aa                  2,500     2,431,250
                                                                                               ----------
Broker-Dealers--3.2%
  Morgan Stanley Group MTNC
    5.976%, 12/28/98 (b) ........................................ A                   2,500     2,501,250
                                                                                               ----------
Consumer Finance--3.2%
  General Motors Acceptance
    Corp. Global Bond 5.906%,
    4/29/02 (b) ................................................. A                   2,500     2,500,450
                                                                                               ----------
Non-Agency Mortgage-Backed Securities--12.1%
  Independent National Mortgage
    Corp. 96-E, A2 6.93%,
    5/25/26 ..................................................... Aaa                 2,277     2,280,004
  Residential Accredit Loans, Inc.
    97-QS9, A1 6.75%, 9/25/27 ................................... Aaa                 3,032     3,034,003
  Residential Accredit Loans, Inc.
    98-QS1 7%, 12/25/27 (d) ..................................... Aaa                 2,000     2,000,937
  Residential Funding Mortgage
    Securities I 97-S9, A20
    7.50%, 7/25/27 .............................................. Aaa                 2,000     2,053,125
                                                                                               ----------
                                                                                                9,368,069
                                                                                               ----------
Retail (General Merchandise)--2.6%
  Sears Roebuck Co. 8.45%,
    11/1/98 ..................................................... A                   2,000     2,039,714
                                                                                               ----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $53,105,499) .....................................................           53,192,488
                                                                                               ----------
TOTAL LONG-TERM INVESTMENTS--87.7%
 (Identified cost $67,703,136) .....................................................           67,814,377
                                                                                               ----------



                       See Notes to Financial Statements
                                                                              39

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------


                                        MOODY'S
                                          BOND        PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)       VALUE
                                     ------------- --------- -------------
SHORT-TERM OBLIGATIONS--10.4%
Commercial Paper--8.7%
  Ford Motor Credit Co. 5.857%,
    1/7/98 ......................... P1             $2,000    $2,000,000
  American Express Credit Co.
    5.838%, 1/8/98 ................. P1              1,500     1,500,000
  General Motors Acceptance
    Corp. 5.863%, 2/24/98 .......... P1              1,250     1,250,063
  General Electric Capital Corp.
    5.781%, 3/10/98 ................ P1              2,000     1,999,940
                                                              ----------
                                                               6,750,003
                                                              ----------


                                                       PAR
                                                      VALUE
                                                      (000)          VALUE
                                                    ---------  -----------------
Repurchase Agreement--1.7%
  State Street Bank and Trust Co. Repurchase
    Agreement, 5.15%, dated 12/31/97 due
    1/2/98, repurchase price $1,289,369,
    collateralized by U.S. Treasury Note
    5.625%, 11/30/99, market value
    $1,320,478 ..................................    $1,289     $   1,289,000
                                                                -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,039,000) .............................         8,039,003
                                                                -------------
TOTAL INVESTMENTS--98.1%
 (Identified cost $75,742,136) ............................        75,853,380(a)
  Cash and receivables, less liabilities--1.9% ............         1,430,077
                                                                -------------
NET ASSETS--100.0% ........................................     $  77,283,457
                                                                =============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $247,994 and gross depreciation of $136,750 for income tax purposes. At December 31, 1997, the aggregate cost of securities for income tax purposes was $75,742,136.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) As rated by Standard & Poor's.
(d) When issued.

                        See Notes to Financial Statements
40

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

Assets
Investment securities at value
  (Identified cost $75,742,136)                              $75,853,380
Cash                                                           1,040,919
Receivables
 Investment securities sold                                    2,000,860
 Interest                                                        542,101
 Receivable from adviser                                             158
                                                             -----------
  Total assets                                                79,437,418
                                                             -----------
Liabilities
Payables
 Investment securities purchased                               2,000,938
 Dividend distributions                                           80,739
 Financial agent fee                                               6,964
 Transfer agent fee                                                3,625
 Trustees' fee                                                     1,122
 Distribution fee                                                    430
Accrued expenses                                                  60,143
                                                             -----------
  Total liabilities                                            2,153,961
                                                             -----------
Net Assets                                                   $77,283,457
                                                             ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest             $77,579,071
Distributions in excess of net investment income                 (43,059)
Accumulated net realized loss                                   (363,799)
Net unrealized appreciation                                      111,244
                                                             -----------
Net Assets                                                   $77,283,457
                                                             ===========
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $75,269,459)             7,564,860

Net asset value and offering price per share                       $9.95

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,013,998)                202,502

Net asset value and offering price per share                       $9.95


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


Investment Income
Interest                                                    $5,447,262
                                                            ----------
  Total investment income                                    5,447,262
                                                            ----------
Expenses
Investment advisory fee                                        211,566
Distribution fee--Class Y                                        5,092
Financial agent fee                                             82,000
Registration                                                    47,028
Transfer agent                                                  41,612
Professional                                                    22,039
Trustees                                                        13,571
Custodian                                                       13,186
Printing                                                         3,476
Miscellaneous                                                    1,466
                                                            ----------
  Total expenses                                               441,036
  Less expenses borne by investment adviser                   (136,227)
                                                            ----------
  Net expenses                                                 304,809
                                                            ----------
Net investment income                                        5,142,453
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                                (15,822)
Net change in unrealized appreciation (depreciation) on
  investments                                                 (108,788)
                                                            ----------
Net loss on investments                                       (124,610)
                                                            ----------
Net increase in net assets resulting from
  operations                                                $5,017,843
                                                            ==========


                       See Notes to Financial Statements
                                                                              41

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                                 From Inception
                                                                                                Year Ended      July 19, 1996 to
                                                                                            December 31, 1997   December 31, 1996
                                                                                           ------------------- ------------------
From Operations
 Net investment income                                                                       $    5,142,453      $    3,138,403
 Net realized loss                                                                                  (15,822)           (212,416)
 Net change in unrealized appreciation (depreciation)                                              (108,788)            278,680
                                                                                             --------------      --------------
 Increase in net assets resulting from operations                                                 5,017,843           3,204,667
                                                                                             --------------      --------------
From Distributions to Shareholders
 Net investment income--Class X                                                                  (5,018,041)         (3,113,690)
 Net investment income--Class Y                                                                    (113,618)             (7,637)
                                                                                             --------------      --------------
 Decrease in net assets from distributions to shareholders                                       (5,131,659)         (3,121,327)
                                                                                             --------------      --------------
From Share Transactions
Class X
 Proceeds from sales of shares (21,169,694 and 18,754,392 shares, respectively)                 210,525,776         186,663,642
 Net asset value of shares issued from reinvestment of distributions (495,501 and 291,631
  shares, respectively)                                                                           4,927,719           2,902,589
 Net asset value of shares issued in conjunction with the acquisition of Duff & Phelps
  Enhanced Reserves Fund (0 and 13,730,413 shares, respectively)                                         --         136,554,593
 Cost of shares repurchased (26,359,297 and 20,517,474 shares, respectively)                   (262,080,920)       (204,195,925)
                                                                                             --------------      --------------
Total                                                                                           (46,627,425)        121,924,899
                                                                                             --------------      --------------
Class Y
 Proceeds from sales of shares (70,612 and 150,567 shares, respectively)                            702,004           1,500,150
 Net asset value of shares issued from reinvestment of distributions
  (8,690 and 585 shares, respectively)                                                               86,399               5,827
 Cost of shares repurchased (27,952 and 0 shares, respectively)                                    (277,921)                 --
                                                                                             --------------      --------------
Total                                                                                               510,482           1,505,977
                                                                                             --------------      --------------
 Increase (decrease) in net assets from share transactions                                      (46,116,943)        123,430,876
                                                                                             --------------      --------------
 Net increase (decrease) in net assets                                                          (46,230,759)        123,514,216
Net Assets
 Beginning of period                                                                            123,514,216                   0
                                                                                             --------------      --------------
 End of period (including distributions in excess of net investment income and
  undistributed net investment income of ($43,059) and $13,193, respectively)                $   77,283,457      $  123,514,216
                                                                                             ==============      ==============


                        See Notes to Financial Statements
42

Institutional Enhanced Reserves Portfolio
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                              Class X                                    Class Y
                                             -----------------------------------------   ---------------------------------------
                                                                       From Inception                             From Inception
                                                   Year Ended            7/19/96 to            Year Ended           11/1/96 to
                                                    12/31/97              12/31/96              12/31/97             12/31/96
                                             ---------------------   -----------------   ---------------------   ---------------
Net asset value, beginning of period                $9.95                   $9.95              $9.95                  $9.97
Income from investment operations(5)
 Net investment income                               0.58(3)(6)              0.26(3)            0.56(4)(6)             0.09(4)
 Net realized and unrealized gain (loss)                --                     --                   --                (0.02)
                                                 ------------            -----------         ------------           -----------
  Total from investment operations                   0.58                    0.26               0.56                   0.07
                                                 ------------            -----------         ------------           -----------
Less distributions
 Dividends from net investment income               (0.58)                  (0.26)             (0.56)                 (0.09)
                                                 ------------            -----------         ------------           -----------
  Total distributions                               (0.58)                  (0.26)             (0.56)                 (0.09)
                                                 ------------            -----------         ------------           -----------
Change in net asset value                              --                      --                 --                  (0.02)
                                                 ------------            -----------         ------------           -----------
Net asset value, end of period                      $9.95                   $9.95              $9.95                  $9.95
                                                 ============            ===========         ============           ===========
Total return                                         6.03%                   2.57%(2)           5.75%                  0.71%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)             $75,269                $122,010             $2,014                 $1,504
Ratio to average net assets of:
 Operating expenses                                  0.34%                   0.34%(1)           0.59%                  0.59%(1)
 Net investment income                               5.84%                   5.68%(1)           5.59%                  5.58%(1)
Portfolio turnover                                    177%                    122%(2)            177%                   122%(2)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
(4) Includes reimbursement of operating expenses by investment adviser of $0.02 and less than $0.01, respectively.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) Computed using average shares outstanding.

                        See Notes to Financial Statements
                                                                              43

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, seven Portfolios are offered for sale: Balanced Portfolio, Managed Bond Portfolio, Growth Stock Portfolio, Money Market Portfolio, U.S. Government Securities Portfolio, Enhanced Reserves Portfolio, and Real Estate Equity Securities Portfolio. The Real Estate Equity Securities Portfolio is reported separately from these financial statements.

     Each Portfolio has distinct investment objectives. The Balanced Portfolio seeks to provide reasonable income, long-term capital growth and conservation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation. The Growth Stock Portfolio seeks long-term appreciation of capital. The Money Market Portfolio seeks to provide a high level of current income consistent with capital preservation and liquidity. The U.S. Government Securities Portfolio seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Enhanced Reserves Portfolio seeks to provide high current income consistent with preservation of capital.

     Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     The Money Market Portfolio uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds -1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Portfolio to maintain a constant net asset value of $1 per share.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums except for the Money Market Portfolio and Enhanced Reserves Portfolio, but does accrete discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     Each of the Portfolios, except U.S. Government Securities Portfolio and Money Market Portfolio, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.


H. Options:

     Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.


I. Expenses:

     Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.


J. When-issued and delayed delivery transactions:

     Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC") and Duff & Phelps Investment Management Co. ("DPIM"). PIC is an indirect, majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). DPIM is a subsidiary of Phoenix Duff & Phelps Corporation, which is an indirect, majority-owned subsidiary of PHL. As compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                                         1st           $1+
Portfolio                                Adviser     $1 Billion      Billion
-------------------------------------   ---------   ------------   ----------
Balanced Portfolio ..................      PIC           0.55%         0.50%
Managed Bond Portfolio ..............      PIC           0.45%         0.40%
Growth Stock Portfolio ..............      PIC           0.60%         0.55%
Money Market Portfolio ..............      PIC           0.25%         0.20%
U.S. Government Securities
  Portfolio .........................      PIC           0.30%         0.25%
Enhanced Reserves Portfolio .........      DPIM          0.24%         0.19%

     PIC has voluntarily agreed to assume total fund operating expenses of each Portfolio it advises, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:


                                    Class X      Class Y
                                   ---------   ----------
Balanced Portfolio .............      0.65%        0.90%
Managed Bond Portfolio .........      0.55%        0.80%
Growth Stock Portfolio .........      0.70%        0.95%
Money Market Portfolio .........      0.35%        0.60%
U.S. Government
  Securities Portfolio .........      0.40%        0.65%

     DPIM had voluntarily agreed to reimburse or waive total fund operating expenses of the Enhanced Reserves Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1997, to the extent that such expenses exceeded 0.34% and 0.59%, respectively, of the average annual net assets of Class X and Y, respectively.

     Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 1997, $15,050 was earned by the Distributor, $24,458 was earned by unaffiliated participants, and $70,775 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO receives a fee for bookkeeping, administrative and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1997, transfer agent fees were $276,889 of which PEPCO retained $267 which is net of fees paid to State Street.

     At December 31, 1997, PHL and affiliates held Portfolio shares which aggregated the following:

                                                           Aggregate
                                                           Net Asset
                                              Shares         Value
                                            ----------   -------------
Balanced Portfolio--Class X .............         8      $      130
Balanced Portfolio--Class Y .............     7,998         129,401
Managed Bond Portfolio--Class X .........   801,324      26,579,918
Managed Bond Portfolio--Class Y .........     3,564         118,263
Growth Stock Portfolio--Class X .........         4             139
Growth Stock Portfolio--Class Y .........     4,094         138,611
Money Market Portfolio--Class X .........       109             109
Money Market Portfolio--Class Y .........   109,276         109,276
U.S. Government Securities
  Portfolio-- Class X ...................    80,954       1,073,455
U.S. Government Securities
  Portfolio-- Class Y ...................     8,399         111,293

NOTE 3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended December 31, 1997 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:



                                  Purchases          Sales
                               --------------   --------------
Balanced Portfolio .........   $48,562,787      $67,795,855
Managed Bond Portfolio .....    87,414,407       81,159,771
Growth Stock Portfolio .....   118,746,559      177,866,832
Enhanced Reserves
  Portfolio ................    52,795,232       71,744,411

     Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1997, aggregated the following:

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)


                                  Purchases          Sales
                               --------------   --------------
Balanced Portfolio .........   $22,523,460      $27,570,799
Managed Bond Portfolio .....    41,266,887       48,016,692
U.S. Government
  Securities Portfolio .....    17,471,751       18,101,359
Enhanced Reserves
  Portfolio ................    88,164,818       97,618,699

     Written option activity for the year ended December 31, 1997 aggregated the following:


      Balanced Portfolio               Call Options
-----------------------------   --------------------------
                                 Number of       Amount
                                  Options      of Premiums
                                -----------   ------------
Options outstanding at
  December 31, 1996 .........         --      $    --
Options written .............        200       26,471
Options canceled in
  closing purchase
  transactions ..............        (26)      (6,349)
Options expired .............       (102)      (8,579)
Options exercised ...........        (72)     (11,543)
                                    ----      -------
Options outstanding at
  December 31, 1997 .........         --      $    --
                                    ====      =======

NOTE 4. MERGERS

     The Fund commenced operations on March 1, 1996, other than the Enhanced Reserves Portfolio which became available for sale on July 19, 1996 following the tax-free reorganization of the Duff & Phelps Enhanced Reserves Fund with the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio.

     Prior to March 1, 1996, the Portfolios, other than Enhanced Reserves Portfolio, existed as separate accounts of Phoenix Home Life Mutual Insurance Company ("PHL"). Upon commencement of operations, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in a tax-free exchange for an equal number of shares of that Portfolio, other than the Money Market Portfolio which issued 33,828 shares for each unit of the separate account. The number of shares and dollars issued are listed in each Portfolio's Statement of Changes in Net Assets.

     The net assets of each Portfolio before and after the reorganization are as follows:


                                  Before          After
                               -----------   --------------
Balanced Portfolio .........   $100,100      $58,215,721
Managed Bond Portfolio .....    100,100       66,796,561
Growth Stock Portfolio .....    100,100      206,603,100
Money Market Portfolio .....    100,100       10,872,970
U.S. Government
  Securities Portfolio .....    100,100       13,137,421
Enhanced Reserves
  Portfolio ................         --      136,554,593

NOTE 5. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.


NOTE 6. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Portfolios of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:


                                                               Capital
                                                              paid in on
                          Undistributed      Accumulated      shares of
                         net investment     net realized      beneficial
                          income (loss)      gain (loss)       interest
                        ----------------   --------------   -------------
Balanced Portfolio      $10,455            $ (2,510)        $ (7,945)
Managed Bond
  Portfolio .........   413,236            (104,837)        (308,399)
Growth Stock
  Portfolio .........    25,568                 132          (25,700)
U.S. Government
  Securities
  Portfolio .........    45,553             (34,841)         (10,712)
Enhanced Reserves
  Portfolio .........   (67,046)             49,976           17,070

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)

NOTE 7. CAPITAL LOSS CARRYOVERS

     At December 31, 1997, the Portfolios had available for federal income tax purposes unused capital losses as follows:

                                               Expiring in
                                      2003          2004         2005
                                   ----------   -----------   ---------
U.S. Government
  Securities Portfolio .........   $    --      $201,529      $   --
Enhanced Reserves
  Portfolio ....................   189,419       128,718      36,912

     For the Enhanced Reserves Portfolio, capital loss carryovers include $189,419 acquired in connection with the merger of the Duff & Phelps Enhanced Reserves Fund.

     In addition, the U.S. Government Securities Portfolio was able to utilize losses deferred in the prior year against current year capital gains in the amount of $33,475.

     Under current tax law, capital losses realized after October 31, 1997, may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 1997, the U.S. Government Securities Portfolio and the Enhanced Reserves Portfolio were able to utilize losses deferred in the prior year in the amounts of $7,603 and $66,858, respectively.

NOTE 8. OTHER

     As of December 31, 1997, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PDP as follows. In addition, affiliate holdings are presented in the table located within Note 2.


                                  Number of          % of Total
                                shareholders     shares outstanding
                               --------------   -------------------
Balanced Portfolio .........         2                  25.8%
Managed Bond Portfolio .....         2                  25.5%
Growth Stock Portfolio .....         2                  22.6%
Money Market Portfolio .....         2                  39.9%
U.S. Government
  Securities Portfolio .....         3                  46.1%
Enhanced Reserves
  Portfolio ................         3                  69.3%


--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (Unaudited)


Long-Term Capital Gains:

     The Taxpayer Relief Act of 1997 included changes in the taxability of long-term capital gains for individuals and certain other taxpayers. The long-term capital gain distributions these shareholders receive from the Portfolios are now taxed at either a 28% or 20% maximum rate, depending on how long an asset was held and when it was sold. For the fiscal year ended December 31, 1997, the Portfolios distributed long-term capital gain dividends as follows:


                                    28% rate gain     20% rate gain
            Portfolio               distributions     distributions
--------------------------------   ---------------   --------------
Balanced Portfolio .............   $1,166,855        $ 211,591
Managed Bond Portfolio .........      954,187          583,914
Growth Stock Portfolio .........   16,408,493        4,382,236

Corporate Dividends Received Deduction:

     For federal income tax purposes, 2.84% and 7.16% of the ordinary income dividends paid by the Balanced Portfolio and the Growth Stock Portfolio, respectively, qualify for the dividends received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS





[Price Waterhouse LLP]                                                    [LOGO]



To the Shareholders and Trustees of
Phoenix Duff & Phelps Institutional Mutual Funds


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Portfolio, the Managed Bond Portfolio, the Growth Stock Portfolio, the Money Market Portfolio, the U.S. Government Securities Portfolio and the Enhanced Reserves Portfolio (constituting portfolios of the Phoenix Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Boston, Massachusetts
February 19, 1998

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Marvin E. Flewellen, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President/Assistant Secretary
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Dorothy J. Skaret, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Enhanced Reserves Portfolio)
55 East Monroe Street
Suite 3800
Chicago, Illinois 60603

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

State Street Bank and Trust Company
(Enhanced Reserves Portfolio)
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110






 This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Duff & Phelps Institutional Mutual Funds
PO Box 2200
Enfield CT 06083-2200


[PHOENIX DUFF&PHELPS LOGO]




PDP 092 (2/98)

[PHOENIX DUFF & PHELPS LOGO]

                             PHOENIX DUFF & PHELPS
                           INSTITUTIONAL MUTUAL FUNDS




                    Real Estate Equity Securities Portfolio
                                 Annual Report







                               December 31, 1997

INSTITUTIONAL REAL ESTATE EQUITY SECURITIES PORTFOLIO


INVESTOR PROFILE

      This Portfolio is designed for investors seeking investment in a diversified portfolio of real estate investment trusts ("REITs") and real estate operating companies ("REOCs"). The Portfolio's objective is to emphasize appreciation and current yield equally.

INVESTMENT ADVISER'S REPORT

      Since its inception in May, 1997, the Institutional Real Estate Portfolio Class X shares provided a total return of 23.70% and Class Y shares returned 23.55%, outperforming the NAREIT Equity Total Return Index return for the same period of 22.81%. All performance figures assume reinvestment of dividends and are net of fees.

      Growth in FFO (the REIT substitute for earnings) was very strong and exceeded analysts expectations with average REIT FFO growth of 13%. Throughout the year, REITs experienced less volatility during market swings than the S&P 500 even though $23 billion in REIT equity offerings were brought to market, more than 1996 and 1995 combined. Nevertheless, REITs have outperformed the S&P Index on a total return basis in five of the last seven years.

      Our investment strategy begins with identifying preferred property types and markets, based on fundamental analysis of the economic, demographic and real estate trends, which are then used to form a portfolio framework. We then identify companies with significant exposure to those preferred markets and which are trading at attractive levels. Our 1997 returns were enhanced from overweightings in the hotel and office sectors, the top performing sectors for two years. The results from luxury, full-service, urban hotels indicated increased demand, relatively little new supply, increasing occupancy and rising room rates. Office REITs had similar positive results with a record number of acquisitions, increasing occupancy and rising rental rates. The Portfolio benefited from an underweighting in the apartment and retail sectors. Concerns about overbuilding in apartments and weak sales growth and a generally over-stored condition substantiated our views.

OUTLOOK

      Our outlook for REITs remains very positive, for several reasons. First, real estate and REITs continue to exhibit strong fundamentals. Demand and supply are in equilibrium in most markets and the pace of new development is modest. REITs have access to competitively cheap cost of capital, and leverage remains modest with a group average of approximately 35%. In a number of markets, occupancy continues to rise and rents are escalating.

      Second, it appears as if the growth for REITs in 1998 will keep pace with the broader market. REIT analysts are predicting REIT growth of 10-12% in 1998, which when combined with yields of 5-6% equate to total return projections of 15-18%. REITs began 1997 trading at a multiple of 11.5 times current FFO and ended the year at approximately the same multiple. The S&P 500 Index ended 1997 at 20 times current earnings, or 1.7 times the REIT FFO multiple of 11.5 times versus a historical average of less than 1.5 times the REIT FFO multiple, implying the S&P 500 Index is relatively expensive.

      Third, REITs are beginning to substantiate the view that they are defensive investments due to their high current yields and the relative high certainty of revenues derived from contractual rents on portfolios of properties within the U.S. The broader market continues to address the impact of economic and currency weakness in Southeast Asia, Korea and Japan. Investors should continue to view REITs as an attractive "safe harbor" option.

      Finally, we believe there are themes that we can continue to exploit in 1998. We anticipate a great deal of merger activity and expect REITs will continue to look outside the industry to rationalize the ownership of real estate in a tax efficient structure with modest leverage.

 Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


[Tabular representation of line chart]


                  Real Estate          Real Estate           NAREIT Equity Total
                  Portfolio Class X    Portfolio Class Y     Return Index*

5/1/97              $250,000             $250,000              $250,000
12/31/97            $309,248             $308,884              $307,030



Total Returns for the Period Ending 12/31/97

                                         From Inception
                                            5/1/97 to
                                            12/31/97
---------------------------------------------------------
Class X                                      23.70%
---------------------------------------------------------
Class Y                                      23.55%
---------------------------------------------------------
NAREIT Equity Total Return Index*            22.81%
---------------------------------------------------------


This chart assumes an initial gross investment of $250,000 made on 5/1/97 (inception of the Fund) for Class X and Class Y shares. The total returns for Class X and Class Y shares assume reinvestment of dividends and capital gains. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than original cost.

* The NAREIT Equity Total Return Index is a market-weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------

                        INVESTMENTS AT DECEMBER 31, 1997


                                                                     SHARES            VALUE
                                                                 ------------    ---------------
COMMON STOCKS                                           75.3%
REAL ESTATE INVESTMENT TRUSTS                           74.9%
COMMERCIAL                                              23.3%
Office/Industrial                                       23.3%
     Arden Realty Group, Inc.                                        15,500          $ 476,625
     Boston Properties, Inc.                                          3,300            109,106
     CenterPoint Properties Corp.                                    13,400            470,675
     First Industrial Realty Trust, Inc.                             18,500            668,313
     Great Lakes REIT, Inc.                                          20,000            388,750
     Highwoods Properties, Inc.                                      18,900            702,844
     Reckson Associates Realty Corp.                                 21,000            532,875
     Weeks Corp.                                                     16,300            521,600
                                                                                ---------------
                                                                                     3,870,788
                                                                                ---------------
DIVERSIFIED                                              9.9%
     Colonial Properties Trust                                        6,300            189,787
     Crescent Real Estate Equities Co.                               22,900            901,688
     Vornado Realty Trust                                            12,000            563,250
                                                                                ---------------
                                                                                     1,654,725
                                                                                ---------------
HEALTH CARE                                              3.4%
     Nationwide Health Properties, Inc.                              22,200            566,100
                                                                                ---------------
HOTELS                                                  14.0%
     Patriot American Hospitality, Inc.                              29,300            844,206
     Starwood Lodging Trust combined certificate                     18,500          1,070,688
     Sunstone Hotel Investors, Inc.                                  23,600            407,100
                                                                                ---------------
                                                                                     2,321,994
                                                                                ---------------
NET LEASE                                                3.5%
     TriNet Corporate Realty Trust, Inc.                             15,100            584,181
                                                                                ---------------
RESIDENTIAL                                             11.1%
Apartments                                              11.1%
     Bay Apartment Communities, Inc.                                 13,700            534,300
     Equity Residential Properties Trust                             13,700            692,706
     Essex Property Trust, Inc.                                      17,700            619,500
                                                                                ---------------
                                                                                     1,846,506
                                                                                ---------------
RETAIL                                                   9.7%
Community/Neighborhood                                   2.8%
     Developers Diversified Realty Corp.                             12,000            459,000
                                                                                ---------------
Factory Outlet                                           1.6%
     Chelsea GCA Realty, Inc.                                         7,200            274,950
                                                                                ---------------
Regional Malls                                           5.3%
     Macerich Company (The)                                          14,800            421,800
     Urban Shopping Centers, Inc.                                    13,300            463,837
                                                                                ---------------
                                                                                       885,637
                                                                                ---------------
TOTAL RETAIL                                                                         1,619,587
                                                                                ---------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
     (Identified cost $10,381,920)                                                  12,463,881
                                                                                ---------------
REAL ESTATE OPERATING COMPANIES                          0.4%
Diversified                                              0.4%
     Crescent Operating, Inc. (b)                                     2,500             61,250
                                                                                ---------------
TOTAL REAL ESTATE OPERATING COMPANIES
     (Identified cost $43,125)                                                          61,250
                                                                                ---------------
TOTAL COMMON STOCKS
     (Identified cost $10,425,045)                                                  12,525,131
                                                                                ---------------





                       See Notes to Financial Statements                       3

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------

                  INVESTMENTS AT DECEMBER 31, 1997 (Continued)

                                                                              PAR
                                                                             VALUE
                                                                             (000)            VALUE
                                                                          ------------    ---------------

SHORT-TERM OBLIGATIONS                                            18.7%
     State Street Bank and Trust Co. repurchase agreement,
     5.15%, dated 12/31/97 due 1/2/98, repurchase price
     $3,117,892, collateralized by U.S. Treasury Note 6.25%,
     7/31/98, market value $3,261,871                                       $3,117           $ 3,117,000
                                                                                          ---------------
TOTAL SHORT-TERM OBLIGATIONS
     (Identified cost $3,117,000)                                                              3,117,000
                                                                                          ---------------
TOTAL INVESTMENTS                                                 94.0%
     (Identified cost $13,542,045)                                                            15,642,131   (a)
     Cash and receivables, less liabilities                        6.0%                        1,003,664
                                                                                          ---------------
NET ASSETS                                                       100.0%                     $ 16,645,795
                                                                                          ===============



(a) Federal income tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,106,438 and gross depreciation of $6,352 for federal income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $13,542,045.

(b) Non-income producing


4                      See Notes to Financial Statements

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


                Assets
                Investment securities at value (Identified cost $10,425,045)                   $12,525,131
                Repurchase agreement (Identified cost $3,117,000)                                3,117,000
                Cash                                                                                    82
                Receivables
                    Fund shares sold                                                               981,201
                    Dividends and interest                                                          50,050
                    Receivable from adviser                                                         14,414
                Prepaid expenses                                                                    21,207
                                                                                           ----------------
                      Total assets                                                              16,709,085
                                                                                           ----------------

                Liabilities
                Payables
                    Financial agent fee                                                              6,964
                    Transfer agent fee                                                               3,335
                    Administration fee                                                               1,668
                    Trustees' fee                                                                    1,122
                    Distribution fee                                                                    26
                Accrued expenses                                                                    50,175
                                                                                           ----------------
                      Total liabilities                                                             63,290
                                                                                           ----------------
                Net Assets                                                                     $16,645,795
                                                                                           ================

                Net Assets Consist of:
                Capital paid in on shares of beneficial interest                               $14,496,250
                Undistributed net investment income                                                 44,752
                Accumulated net realized gain                                                        4,707
                Net unrealized appreciation                                                      2,100,086
                                                                                           ----------------
                Net Assets                                                                     $16,645,795
                                                                                           ================

                Class X
                Shares of beneficial interest outstanding, $1 par value,
                  unlimited authorization (Net Assets $15,790,802)                               1,319,995

                Net asset value and offering price per share                                        $11.96

                Class Y
                Shares of beneficial interest outstanding, $1 par value,
                  unlimited authorization (Net Assets $854,993)                                     71,483

                Net asset value and offering price per share                                        $11.96





                        See Notes to Financial Statements                      5

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                             STATEMENT OF OPERATIONS
                           FROM INCEPTION MAY 1, 1997
                              TO DECEMBER 31, 1997



Investment Income
Dividends                                                            $418,975
Interest                                                               12,830
                                                              ----------------
     Total investment income                                          431,805
                                                              ----------------

Expenses
Investment advisory fee                                                38,173
Distribution fee - Class Y                                                188
Financial agent fee                                                    55,041
Administration fee                                                     11,440
Registration                                                           68,003
Transfer agent                                                         26,048
Professional                                                           16,787
Trustees                                                                7,301
Printing                                                                5,289
Custodian                                                               1,772
Miscellaneous                                                           4,773
                                                              ----------------
      Total expenses                                                  234,815
      Less expenses borne by investment adviser                      (165,748)
                                                              ----------------
      Net expenses                                                     69,067
                                                              ----------------
Net investment income                                                 362,738
                                                              ----------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                        46,037
Net change in unrealized appreciation (depreciation) on
    investments                                                     2,100,086
                                                              ----------------

Net gain on investments                                             2,146,123
                                                              ----------------

Net increase in net assets resulting from operations               $2,508,861
                                                              ================




6                     See Notes to Financial Statements

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS



                                                             From Inception
                                                             May 1, 1997 to
                                                              Dec. 31, 1997
                                                             ----------------
From Operations
    Net investment income                                          $ 362,738
    Net realized gain                                                 46,037
    Net change in unrealized appreciation (depreciation)           2,100,086
                                                             ----------------
    Increase in net assets resulting from operations               2,508,861
                                                             ----------------

From Distributions to Shareholders
    Net investment income - Class X                                 (356,617)
    Net investment income - Class Y                                   (3,409)
    Net realized gains - Class X                                     (40,923)
    Net realized gains - Class Y                                        (407)
                                                             ----------------
    Decrease in net assets from distributions
      to shareholders                                               (401,356)
                                                             ----------------

From Share Transactions
Class X
    Proceeds from sales of shares (1,285,529 shares)              13,305,591
    Net asset value of shares issued from reinvestment of
      distributions (34,466 shares)                                  397,538
    Cost of shares repurchased (0 shares)                                  -
                                                             ----------------
Total                                                             13,703,129
                                                             ----------------

Class Y
    Proceeds from sales of shares (71,152 shares)                    831,346
    Net asset value of shares issued from reinvestment of
      distributions (331 shares)                                       3,815
    Cost of shares repurchased (0 shares)                                  -
                                                             ----------------
Total                                                                835,161
                                                             ----------------

    Increase in net assets from share transactions                14,538,290
                                                             ----------------

    Net increase in net assets                                    16,645,795

Net Assets
    Beginning of period                                                    0
                                                             ----------------

    End of period (including undistributed net investment
      income of $44,752)                                         $16,645,795
                                                             ================



                       See Notes to Financial Statements                       7

Institutional Real Estate Equity Securities Portfolio
--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                Class X                            Class Y
                                                              ------------                       ------------
                                                              From Inception                    From Inception
                                                                5/1/97 to                          5/1/97 to
                                                                12/31/97                           12/31/97
                                                              ------------                       ------------

Net asset value, beginning of period                                $10.00                             $10.00
Income from investment operations (5)
      Net investment income                                           0.39(1)                            0.34(1)
      Net realized and unrealized gain                                1.96                               2.00
                                                              ------------                       ------------
           Total from investment operations                           2.35                               2.34
                                                              ------------                       ------------

Less distributions
      Dividends from net investment income                           (0.35)                             (0.34)
      Dividends from net realized gains                              (0.04)                             (0.04)
                                                              ------------                       ------------
           Total distributions                                       (0.39)                             (0.38)
                                                              ------------                       ------------

Change in net asset value                                             1.96                               1.96
                                                              ------------                       ------------
Net asset value, end of period                                      $11.96                             $11.96
                                                              ============                       ============

Total return                                                         23.70%(3)                          23.55%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)                              $15,791                               $855
Ratio to average net assets of:
      Operating expenses                                              0.90%(2)                           1.15%(2)
      Net investment income (5)                                       4.75%(2)                           4.51%(2)
Portfolio turnover                                                       4%(3)                              4%(3)
Average commission rate paid                                       $0.0500 (4)                        $0.0500 (4)







(1) Includes reimbursement of operating expenses by investment adviser of $0.16 and $0.16, respectively.
(2) Annualized.
(3) Not annualized.
(4) A fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


8                       See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE EQUITY SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 1997


      1. SIGNIFICANT ACCOUNTING POLICIES

      Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Seven Portfolios are presently offered for sale: Balanced Portfolio, Managed Bond Portfolio, Growth Stock Portfolio, Money Market Portfolio, U.S. Government Securities Portfolio, Enhanced Reserves Portfolio and Real Estate Equity Securities Portfolio. This report covers only the Real Estate Equity Securities Portfolio (the "Portfolio"). The Portfolio's investment objective is capital appreciation and income with approximately equal emphasis through investing, under normal circumstances, primarily in marketable securities of publicly-traded real estate investment trusts (REITS) and companies that invest in, operate, develop and/or manage real estate located in the United States.

      The Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.     Security valuation:

      Equity securities are valued at the last sale price, or if there has been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

B.     Security transactions and related income:

      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Portfolio does not amortize premiums but does accrete discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C.     Income taxes:

      The Portfolio is treated as a separate taxable entity. It is the policy of the Portfolio to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D.     Distributions to shareholders:

      Distributions are recorded by the Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, partnerships and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E.     Expenses:

      Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
REAL ESTATE EQUITY SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (Continued)


F.     Repurchase agreements:

      A repurchase agreement is a transaction where a Portfolio acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Portfolio in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2.     INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

      The investment adviser for the Portfolio is Phoenix Realty Securities, Inc. ("PRS"), an indirect, wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). As compensation for its services, PRS is entitled to a fee based on an annual rate of 0.50% of the average daily net assets of the Portfolio. The Adviser has agreed to reimburse the Portfolio to the extent that total expenses exceed 0.90% and 1.15% of the average daily net assets of Class X and Class Y, respectively.

      Duff & Phelps Investment Management Co. ("DPIM") serves as administrator for the Portfolio, and as such, facilitates and provides administrative services. DPIM is a subsidiary of Phoenix Duff & Phelps Corporation, which is an indirect, majority-owned subsidiary of PHL. As compensation, under an Administration Agreement, DPIM receives a fee at the annual rate of 0.15% of the average daily net assets of the Portfolio.

      Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. The Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class.

      As Financial Agent to the Portfolio, PEPCO receives a fee for bookkeeping and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets from $100 million through $300 million, 0.03% of average daily net assets from $300 million through $500 million and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply.

      PEPCO serves as the Portfolio's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended December 31, 1997, transfer agent fees were $26,048 which were all paid to State Street.

      As of December 31, 1997, PHL owned 498,529 Class X shares with a value of $5,962,409 and 10,169 Class Y shares with a value of $121,621. The PHL Employee Defined Benefit Pension Plan owned 533,215 Class X shares with a value of $6,377,252.

3.     PURCHASE AND SALE OF SECURITIES

      Purchases and sales of securities during the period ended December 31, 1997, were $10,815,095 and $383,094, respectively. There were no purchases or sales of U.S. Government and agency securities.

4.     RECLASS OF CAPITAL ACCOUNTS

      In accordance with accounting pronouncements, the Portfolio has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolio and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997, the Portfolio increased undistributed net investment income and decreased capital paid in on shares of common stock by $42,040.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[Price Waterhouse LLP]


To the Trustees and Shareholders of
Phoenix Duff & Phelps Institutional Real Estate Equity Securities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Duff & Phelps Institutional Real Estate Equity Securities Portfolio (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP


Boston, Massachusetts
February 19, 1998

PHOENIX DUFF & PHELPS INSTITUTIONAL REAL ESTATE EQUITY SECURITIES PORTFOLIO 101 Munson Street
Greenfield, Massachusetts  01301

Trustees                                                      Investment Adviser
C. Duane Blinn                                                Phoenix Realty Securities, Inc.
Robert Chesek                                                 38 Prospect Street
E. Virgil Conway                                              Hartford, Connecticut  06115-0479
William W. Crawford
Harry Dalzell-Payne                                           Principal Underwriter
William N. Georgeson                                          Phoenix Equity Planning Corporation
Francis E. Jeffries                                           100 Bright Meadow Boulevard
Leroy Keith, Jr.                                              P. O. Box 2200
Philip R. McLoughlin                                          Enfield, Connecticut  06083-2200
Eileen A. Moran
Everett L. Morris                                             Custodian
James M. Oates                                                State Street Bank and Trust Company
Richard A. Pavia                                              P. O. Box 351
Calvin J. Pedersen                                            Boston, Massachusetts  02101
Philip R. Reynolds
Herbert Roth, Jr.                                             Transfer Agent
Richard E. Segerson                                           Phoenix Equity Planning Corporation
Lowell P. Weicker, Jr.                                        100 Bright Meadow Boulevard
                                                              P. O. Box 2200
Officers                                                      Enfield, Connecticut  06083-2200
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President                   Independent Accountants
William J. Newman, Senior Vice President                      Price Waterhouse LLP
James D. Wehr, Senior Vice President                          160 Federal Street
Marvin E. Flewellen, Vice President                           Boston, Massachusetts  02110
John D. Kattar, Vice President
William E. Keen, III, Vice President/Assistant Secretary
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Dorothy J. Skaret, Vice President
Pierre G. Trinque, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary









This report is not authorized for distribution to prospective investors in the Phoenix Duff & Phelps Institutional Real Estate Equity Securities Portfolio unless preceded or accompanied by an effective Prospectus which includes information concerning the Portfolio's record and other pertinent information.


12